PROSPECTUS

5,400,000 Shares

The Cushing® Renaissance Fund

$25.00 per Share

The Fund.    The Cushing® Renaissance Fund (the “Fund”), a Delaware statutory trust, is a newly organized, non-diversified, closed-end management investment company. The Fund’s investment objective is to seek high total return with an emphasis on current income. No assurance can be given that the Fund’s investment objective will be achieved.

Investment Strategy.    The Fund seeks to achieve its investment objective by investing, under normal conditions, at least 80% of its Managed Assets (as defined in this Prospectus) in (i) companies across the energy supply chain spectrum, including upstream, midstream and downstream energy companies, as well as oil and gas services and logistics companies (collectively, “Energy Companies”), and (ii) energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that the Investment Adviser expects to benefit from lower energy and feedstock costs (collectively, “Industrial Companies” and, together with Energy Companies, “Renaissance Companies”). The Fund will invest no more than 25% of its Managed Assets in securities of energy master limited partnerships (“MLPs”) and no more than 30% of its Managed Assets in debt securities, preferred stock and convertible securities. The Fund is managed by Cushing® MLP Asset Management, LP (the “Investment Adviser”).

Investment in the Fund’s common shares involves substantial risks. Before buying any of the Fund’s common shares, you should read the discussion of the material risks of investing in the Fund in “Principal Risks of the Fund” beginning on page 39 of this Prospectus.

No Prior History.    Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors who expect to sell their shares in a relatively short period after completion of the public offering. The Fund’s common shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol “SZC”.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$25.000	$135,000,000
Sales load(2)	$1.125	$6,075,000
Estimated offering expenses(3)	$0.050	$270,000
Proceeds, after expenses, to the Fund	$23.825	$128,655,000

(1)	The Fund has granted the underwriters an option to purchase up to an additional 810,000 common shares at the public offering price, less the sales load, within 45 days of the date of this Prospectus solely to cover over-allotments, if any. If such option is exercised in full, the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $155,250,000, $6,986,250, $310,500 and $147,953,250, respectively. See “Underwriting.”
(2)	The Investment Adviser has agreed to pay from its own assets a structuring fee to Stifel, Nicolaus & Company, Incorporated, in an amount not to exceed 1.15% of the total price of the common shares sold in the offering. The Investment Adviser has agreed to pay certain qualifying underwriters additional compensation or a sales incentive fee in connection with the offering in an aggregate amount not to exceed 0.50% of the total price of the common shares sold in the offering. These fees are not reflected in the sales load in the table above. See “Underwriting—Additional Compensation to Underwriters.”
(3)	The Investment Adviser has agreed to pay (i) all of the Fund’s organizational costs and (ii) offering costs of the Fund (other than sales load) that exceed $0.05 per common share. The costs of the offering are estimated to be approximately $1,050,000 of which $270,000 ($0.05 per common share) will be borne by the Fund and $780,000 of which ($0.14 per common share) will be borne by the Investment Adviser.

The underwriters expect to deliver the common shares to purchasers on or about September 28, 2012.

Stifel Nicolaus Weisel	RBC Capital Markets	Oppenheimer & Co.

Baird    BB&T Capital Markets    Janney Montgomery Scott    Ladenburg Thalmann & Co. Inc.    Wunderlich Securities

Boenning & Scattergood, Inc.    J.J.B. Hilliard, W.L. Lyons, LLC    Maxim Group LLC    National Securities Corporation    Pershing LLC     Wedbush Securities Inc.

The date of this Prospectus is September 25, 2012.

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Investment Rationale.    The Investment Adviser will seek to build a strategically developed core portfolio of investments to take advantage of changing dynamics both in the U.S. energy sector and in the industrial manufacturing sector due to increased current and projected future U.S. energy supplies resulting from the use of new technologies. The deployment and exploitation of new various energy extraction technologies, such as hydraulic fracturing or “fracking” and extended horizontal drilling to release oil, natural gas and natural gas liquids has made available vast amounts of formerly inaccessible hydrocarbons. Industry observers, ranging from academics, industry trade groups and Wall Street analysts, are focusing upon the collateral benefits of the discovery of these increased reserves. Studies have concluded that the availability of previously un-accessible hydrocarbon supplies will continue to drive growth in the U.S. energy sector, benefiting companies across the energy supply chain as well as related businesses, such as oil and gas field service and logistics companies. In addition, these studies project that expected lower energy prices will help spur the continued re-birth of the U.S. manufacturing sector due to the availability of more affordable feedstock and decreased power expenses. Chemical, metal and industrial manufacturers use natural gas liquids, such as ethane, ethylene and liquefied natural gas (LNG) as feedstock for production. The availability of less expensive feedstock provides opportunities for U.S. manufacturers to expand and capitalize on the cost advantages unavailable to their overseas competitors. The Investment Adviser believes that availability of lower energy and feedstock costs has the potential to have a significant positive impact on a number of U.S. manufacturing companies over the long-term.

Leverage.    The Fund may seek to increase total return by utilizing leverage. The Fund may utilize leverage through the issuance of commercial paper or notes and other forms of borrowing (“Indebtedness”) or the issuance of preferred shares, in each case within the applicable limits of the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the Fund may leverage through Indebtedness in an aggregate amount of up to 33 1/3% of its Managed Assets (i.e., 50% of its net assets attributable to the Fund’s common shares). Under current market conditions, the Fund may utilize leverage principally through Indebtedness in an amount equal to approximately 33 1/3% of the Fund’s Managed Assets, including the proceeds of such leverage. The Fund has no present intention to issue preferred shares. The costs associated with the issuance and use of leverage will be borne by the holders of the common shares. Leverage is a speculative technique and investors should note that there are special risks and costs associated with leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See “Use of Leverage.”

You should read this Prospectus, which contains important information about the Fund that you should know before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated September 25, 2012 (“SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 78 of this Prospectus, by calling toll-free (800) 236-4424, or you may obtain a copy (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov). Free copies of the Fund’s reports will also be available from the Fund’s web site at www.cushingcef.com. Information on, or accessible through, the Fund’s website is not a part of, and is not incorporated into, this Prospectus.

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus is accurate only as of the date of this Prospectus. The Fund’s business, financial condition and prospects may have changed since that date. The Fund will amend this Prospectus if, during the period that this Prospectus is required to be delivered, there are any subsequent material changes.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus, including documents incorporated by reference, contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Many factors that could materially affect the Fund’s actual results are the performance of the portfolio of securities held by the Fund, the conditions in the U.S. and international financial, petroleum and other markets, the price at which the Fund’s common shares will trade in the public markets and other factors discussed in this Prospectus and to be discussed in the Fund’s periodic filings with the SEC.

Although the Fund believes that the expectations expressed in such forward-looking statements are reasonable, actual results could differ materially from those expressed or implied in such forward-looking statements. The Fund’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Principal Risks of the Fund” section of this Prospectus. You are cautioned not to place undue reliance on these forward-looking statements. All forward-looking statements contained or incorporated by reference in this Prospectus are made as of the date of this Prospectus. Except for the Fund’s ongoing obligations under the federal securities laws, the Fund does not intend, and the Fund undertakes no obligation, to update any forward-looking statement. The forward-looking statements contained in this Prospectus are excluded from the safe harbor protection provided by section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

Currently known risk factors that could cause actual results to differ materially from the Fund’s expectations include, but are not limited to, the factors described in the “Principal Risks of the Fund” section of this Prospectus. The Fund urges you to review carefully this section for a more detailed discussion of the risks of an investment in the Fund’s securities.

PROSPECTUS SUMMARY

This is only a summary of information contained elsewhere in this Prospectus. This summary does not contain all of the information that you should consider before investing in the Fund’s common shares. You should carefully read the more detailed information contained in this Prospectus and the Statement of Additional Information, dated September 25, 2012 (the “SAI”), especially the information set forth under the heading “Principal Risks of the Fund.”

The Fund	The Cushing® Renaissance Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investments are managed by its investment adviser, Cushing® MLP Asset Management, LP (the “Investment Adviser”).

The Offering	The Fund is offering 5,400,000 common shares of beneficial interest, par value $.001 per share, through a group of underwriters led by Stifel, Nicolaus & Company, Incorporated, RBC Capital Markets, LLC and Oppenheimer & Co., Inc. The Fund’s common shares of beneficial interest are called “common shares” and the holders of common shares are sometimes referred to as “common shareholders” in this Prospectus. The initial public offering price is $25.00 per common share. You must purchase at least 100 common shares ($2,500) in order to participate in the offering. The Fund has given the underwriters an option to purchase up to 810,000 additional common shares to cover orders in excess of 5,400,000 common shares. The Investment Adviser has agreed to pay (i) all of the Fund’s organizational costs and (ii) offerings costs of the Fund (other than sales load) that exceed $0.05 per common share. See “Underwriting.”

Who May Want to Invest	Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment for you if you are seeking:

•	The opportunity for a high level of total return with an emphasis on current income in a fund managed by an experienced team of portfolio and investment professionals.

•	The opportunity to gain exposure to companies that the Investment Adviser expects to benefit from the use of new technologies that have increased the current and projected future U.S. energy supplies.

•

Exposure to companies that directly or indirectly benefit from low natural gas prices, such as manufacturing companies, including chemical, metal and industrial manufacturers that use natural gas liquids as feedstock for production.

•

Access through a single investment vehicle to a portfolio of securities issued by energy sector companies and other companies that the Investment Adviser expects to benefit from lower feedstock and energy costs researched and sourced by experienced investment professionals at the Investment Adviser.

However, an investment in the Fund involves certain associated investment risks. See “Principal Risks of the Fund.”

Investment Objective	The Fund’s investment objective is to seek a high total return with an emphasis on current income. There can be no assurance that the Fund’s investment objective will be achieved.

Principal Investment Policies	The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its Managed Assets (as defined in this Prospectus) in (i) companies across the energy supply chain spectrum, including upstream, midstream and downstream energy companies, as well as oil and gas services and logistics companies (collectively, “Energy Companies”), and (ii) energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that the Investment Adviser expects to benefit from lower energy and feedstock costs (collectively, “Industrial Companies” and, together with Energy Companies, “Renaissance Companies”).

The Fund will invest no more than 25% of its Managed Assets in securities of energy master limited partnerships (“MLPs”).

The Fund will generally seek to invest in 20 to 40 issuers with generally no more than 10% of its Managed Assets in any one issue and no more than 20% of Managed Assets in any one issuer, in each case, determined at the time of investment.

The Fund may invest up to 25% of its Managed Assets in unregistered or otherwise restricted securities, including securities issued by private companies.

The Fund may invest up to 30% of its Managed Assets in debt securities, preferred stock and convertible securities, provided that such securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc. (“Moody’s”), (ii) B- by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or (iii) of a comparable rating by another Nationally Recognized Statistical Rating Organization (“NRSRO”) or (b) with respect to up to 10% of its Managed Assets, lower rated or unrated at the time of investment.

The Fund may invest in non-U.S. securities, including, among other things, non-U.S. securities represented by American Depositary Receipts or “ADRs.”

The Fund may invest in issuers of any market capitalization size.

The Fund may seek to hedge risks to the portfolio as deemed prudent by the Investment Adviser.

The Fund will not invest directly in commodities.

The Fund’s investment objective and percentage parameters are not fundamental policies of the Fund and may be changed without shareholder approval.

Investment Process and Risk Management

The Investment Adviser’s investment process involves fundamental and quantitative analysis. The Investment Adviser selects a core group of investments utilizing a proprietary quantitative ranking system and seeks to build a strategically developed core portfolio designed to take advantage of changing dynamics in the energy and industrial and manufacturing sectors. The Fund will be actively managed and the quantitative analysis will be dynamic in conjunction with the Investment Adviser’s proprietary research process. The Investment Adviser utilizes its financial and industry experience to identify the absolute and relative value investments that, in the Investment Adviser’s view, present the best opportunities. The results of the Investment Adviser’s analysis and comprehensive investment process will influence the weightings of positions held by the Fund.

Fundamental analysis.    The Investment Adviser utilizes dedicated industry analysts to cover the Fund’s potential investment sectors. Analysts prepare detailed financial models of potential portfolio companies with full financial projections that incorporate current and future capital projects. This bottom-up modeling process is designed to help accurately predict earnings.

Qualitative analysis. The bottom-up fundamental analysis is then coupled with a top-down theme overlay, which includes potential views on commodity prices. Discussions and debate by the investment team of research analysts and portfolio managers regarding the qualitative characteristics of current and potential portfolio holdings are also utilized. These qualitative characteristics include, but are not limited to, asset-related strengths and weaknesses, market sentiment and strength of management.

Portfolio construction and management. Once an investment thesis is formed at the company-specific level, the portfolio management team determines the appropriate level of exposure based on current views of commodities prices and the overall macroeconomic environment. In constructing and maintaining the portfolio, the Investment Adviser monitors such factors as company valuations relative to relevant benchmarks, general economic conditions and trends and regulatory policy regarding energy and manufacturing.

The Investment Adviser constructs a core portfolio that it believes will have the highest level of total return performance over the next six (6) to twenty-four (24) months. The Investment Adviser’s buy discipline incorporates liquidity and pricing tolerances for each investment. The Investment Adviser’s sell discipline develops from a combination of price appreciation based on initial price targets from the core portfolio, relative valuation metrics and macro issues which may impact the original thesis.

Risk Management. An overlay to the investment process is the Investment Adviser’s risk management function, which is designed to provide independent oversight to the portfolio management process. The Investment Adviser maintains a dedicated risk manager who monitors managed portfolios for macroeconomic risks, such as geopolitical concerns, credit spreads, currency and commodity price exposure, as well as investment specific risks, such as value at risk (VaR), liquidity concerns, sub-sector concentration and position exposure.

Investment Characteristics	The Investment Adviser believes that the following characteristics of Renaissance Companies makes them attractive investments:

•	Renaissance Companies are positioned to directly benefit from the current dislocation of domestic energy prices as compared to commodity prices in other parts of the world.

•	Renaissance Companies are positioned to directly benefit from the increased domestic development and transportation of energy.

•	Energy Companies are positioned to benefit from the continued build-out of U.S. energy infrastructure.

•	Industrial Companies whose primary feedstock is energy should benefit from lower energy costs.

•	Energy Companies provide the potential for current income through monthly or quarterly distributions.

An investment in Renaissance Companies also involves risks, some of which are described below under “Principal Risks of the Fund.”

Leverage	The Fund may seek to increase total return by utilizing leverage. The Fund may utilize leverage through the issuance of commercial paper or notes and other forms of borrowing (“Indebtedness”) or the issuance of preferred shares, in each case within the applicable limits of the 1940 Act. Under the 1940 Act, the Fund may leverage through Indebtedness in an aggregate amount of up to 33 1/3% of its Managed Assets (i.e., 50% of its net assets attributable to the Fund’s common shares). Under current market conditions, the Fund may utilize leverage principally through Indebtedness in an amount equal to approximately 33 1/3% of the Fund’s Managed Assets, including the proceeds of such leverage. The Fund has no present intention to issue preferred shares. The costs associated with the issuance and use of leverage will be borne by the holders of the common shares. Leverage is a speculative technique, and investors should note that there are special risks and costs associated with leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

The Fund will only utilize leverage when it expects to be able to invest the proceeds at a higher rate of return than its cost of borrowing. The use of leverage for investment purposes creates opportunities for greater total return, but at the same time increases risk. When leverage is employed, the net asset value, market price of the common shares and the yield to holders of common shares may be more volatile. Any investment income or gains earned with respect to the amounts borrowed in excess of the interest due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s common shares may decrease more quickly than would otherwise be the case and distributions on the common shares would be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to common shareholders.

The costs associated with the issuance and use of leverage will be borne by the holders of the common shares. Because the investment management fee paid to the Investment Adviser is calculated on the basis of the Fund’s Managed Assets, which include the proceeds of leverage, the dollar amount of the management fee paid by the Fund to the Investment Adviser will be higher (and the Investment Adviser will be benefited to that extent) when leverage is utilized. The Investment Adviser will utilize leverage only if it believes such action would result in a net benefit to the Fund’s shareholders after taking into account the higher fees and expenses associated with leverage (including higher management fees). There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See “Use of Leverage.”

Other Investment Practices	Strategic Transactions. The Fund may, but is not required to, use investment strategies (referred to herein as “Strategic Transactions”) for hedging, risk management or portfolio management purposes or to earn income. These strategies may be executed through the use of derivative contracts. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars. In addition, derivative transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. For a more complete discussion of the Fund’s investment practices involving transactions in derivatives and certain other investment techniques, see “The Fund’s Investments — Other Investment Practices — Strategic Transactions” in this Prospectus and “Strategic Transactions” in the Fund’s SAI.

Covered Call Options. The Fund may, from time to time, seek to enhance total return by writing call options on a portion of the securities held in the Fund’s portfolio (commonly referred to as “covered” call options). As the writer of a covered call option, the Fund receives a premium but forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. See “Strategic Transactions —Options” in the SAI for additional information regarding option transactions.

Short Sales, Arbitrage and Other Strategies.    The Fund may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, the Fund may engage in paired long-short trades to arbitrage pricing disparities in securities issued by Renaissance Companies, write (or sell) uncovered call options on the securities of Renaissance Companies, purchase call options or enter into swap contracts to increase its exposure to Renaissance Companies, or sell securities short. With a long position, the Fund purchases a stock outright, but with a short position, it would sell a security that it does not own and must borrow to meet its settlement obligations. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when the Fund replaces the borrowed security. To increase its exposure to certain issuers, the Fund may purchase call options or use swap agreements. The Fund expects to use these strategies on a limited basis. See “Principal Risks of the Fund — Short Sales Risk” and “Principal Risks of the Fund — Strategic Transactions Risk.”

Lending of Portfolio Securities. The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to 102% of the value of the securities loaned. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees for services in arranging these loans.

Temporary Defensive Strategies. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers’ acceptances and certificates of deposit. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing its principal investment strategies and may not achieve its investment objective.

Investment Adviser

The Fund’s investments are managed by its Investment Adviser, Cushing® MLP Asset Management, LP, whose principal business address is 8117 Preston Road, Suite 440, Dallas, Texas 75225. The Investment Adviser serves as investment adviser to registered and unregistered funds, which invest primarily in securities of MLPs and other Energy Companies. The Investment Adviser is also the sponsor of The Cushing® 30 MLP Index which is a fundamentally based MLP index, comprised of 30 equally weighted publicly traded energy infrastructure MLPs, The Cushing® MLP High Income Index, which tracks the performance of 30 publicly traded MLP securities with an emphasis on current yield and The Cushing® Royalty Trust and Upstream Income Index, which tracks the performance of 25 publicly traded U.S. royalty trusts and upstream exploration and production energy MLPs. The Investment Adviser continues to seek to expand its platform of energy-related investment products, leveraging extensive industry contacts and significant research depth to drive both passive and actively managed investment opportunities for individual and institutional investors. The Investment Adviser seeks to identify and exploit investment niches that it believes are generally less understood and less followed by the broader investor community.

The Investment Adviser considers itself one of the principal professional institutional investors in the energy sector based on the following:

•	An investment team with extensive experience in analysis, portfolio management, risk management, and private securities transactions.

•	A focus on bottom-up, fundamental analysis performed by its experienced investment team is core to the Investment Adviser’s investment process.

•

The investment team’s wide range of professional backgrounds, market knowledge, industry relationships, and experience in the analysis, financing, and structuring of energy income investments give the Investment Adviser insight into, and the ability to identify and capitalize on, investment opportunities.

•	Its central location in Dallas, Texas and proximity to major players and assets in the energy sector.

Distributions	The Fund intends to pay substantially all of its net investment income to common shareholders through quarterly distributions. In addition, the Fund intends to distribute any net long-term capital gains to common shareholders at least annually. The Fund expects that distributions paid on the common shares will consist primarily of (i) investment company taxable income, which includes, among other things, ordinary income, net short-term capital gain and income from certain hedging and interest rate transactions, and (ii) net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). A portion of the Fund’s distributions may also be characterized as return of capital. The Fund may invest up to 25% of its Managed Assets in MLPs and a portion of the cash distributions received by the Fund from the MLPs in which it invests may be characterized as return of capital. If, for any calendar year, the Fund’s total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a return of capital for U.S. federal income tax purposes up to the amount of a shareholder’s tax basis in the common shares, reducing that basis accordingly. The Fund cannot assure you as to what percentage, if any, of the distributions paid on the common shares will consist of net capital gain, which is taxed at reduced rates for non-corporate shareholders, or return of capital.

Initial distributions to common shareholders are expected to be declared within 60 to 90 days, and paid within 90 to 120 days, after completion of the common share offering, depending upon market conditions.

To permit the Fund to maintain a more stable quarterly distribution rate, the Fund may distribute less or more than the income it earns on its investments in a particular period. Any undistributed income would be available to supplement future distributions and, until distributed, would add to the Fund’s net asset value. Correspondingly, such amounts, once distributed, will be deducted from the Fund’s net asset value. See “Distributions.”

Dividend Reinvestment Plan	Shareholders will automatically have all distributions reinvested in common shares issued by the Fund or common shares of the Fund purchased on the open market in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. Common shareholders who receive distributions in the form of additional common shares will be subject to the same U.S. federal income tax consequences as common shareholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Listing and Symbol	The common shares of the Fund have been approved for listing on the New York Stock Exchange (the “NYSE”), subject to notice of issuance, under the symbol “SZC”.

Principal Risks of the Fund	Risk is inherent in all investing. The following discussion summarizes some of the risks that a potential investor should consider before deciding to purchase the Fund’s common shares.

No Operating or Trading History. The Fund is a newly organized, non-diversified, closed-end management investment company and it has no operating or public trading history. Being a recently organized company, the Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective and that the value of an investment in the Fund could decline substantially.

Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of an investor’s entire investment. The Fund’s common shares at any point in time may be worth less than at the time of original investment, even after taking into account the reinvestment of the Fund’s distributions. The Fund is primarily a long-term investment vehicle and should not be used for short-term trading. An investment in the Fund’s common shares is not intended to constitute a complete investment program and should not be viewed as such.

Common Stock Risk.    The Fund will have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and may significantly under-perform relative to fixed income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the

Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Concentration Risk. The Fund’s investments will be concentrated in issuers in the energy sector. Because the Fund will be concentrated in the energy sector, it may be subject to more risks than if it were more broadly diversified over numerous industries and sectors of the economy. General changes in market sentiment towards Energy Companies may adversely affect the Fund, and the performance of Energy Companies may lag behind the broader market as a whole. Also, the Fund’s concentration in the energy sector may subject the Fund to a variety risks associated with that sector. See “Risks — Energy Sector Risks.”

In addition, issuers outside the energy sector in which the Fund intends to invest will typically consist of industrial and manufacturing companies that the Investment Adviser expects to benefit from lower energy and feedstock costs. As a result, these companies may also be more sensitive to certain risks associated with the energy sector.

Energy Companies Risks. Under normal circumstances, the Fund concentrates its investments in the energy sector. Energy Companies are subject to certain risks, including, but not limited to, the following:

Commodity Price Risk.    Energy Companies may be affected by fluctuations in the prices of commodities, including, for example, natural gas, natural gas liquids and crude oil, in the short- and long-term. Natural resources commodity prices have been very volatile in the past and such volatility is expected to continue. Fluctuations in commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy-consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing and crude oil refining and transportation may be directly affected by their respective natural resources commodity prices. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain companies due to the potential impact on the volume of commodities transported, processed, stored or distributed. Some companies that own the underlying commodities may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. See “Principal Risks of the Fund — Energy Companies Risks — Commodity Price Risk.”

Cyclicality Risk. The operating results of companies in the broader energy sector are cyclical, with fluctuations in commodity prices and demand for commodities driven by a variety of factors. The highly cyclical nature of the energy sector may adversely affect the earnings or operating cash flows of certain Energy Companies in which the Fund will invest.

Supply Risk. A significant decrease in the production of natural gas, crude oil or other energy commodities, due to the decline of production from existing resources, import supply disruption, depressed commodity prices or otherwise, would reduce the revenue, operating income and operating cash flows of certain Energy Companies and, therefore, their ability to make distributions or pay dividends. See “Principal Risks of the Fund — Energy Companies Risks — Supply Risk.”

Demand Risk. A sustained decline in demand for natural gas, natural gas liquids, crude oil and refined petroleum products could adversely affect an Energy Company’s revenues and cash flows. See “Principal Risks of the Fund — Energy Companies Risks — Demand Risk.”

Competition Risk. The energy sector is highly competitive. To the extent that the Energy Companies in which the Fund will invest are unable to compete effectively, their operating results, financial position, growth potential and cash flows may be adversely affected, which could in turn adversely affect the results of the Fund. See “Principal Risks of the Fund — Energy Companies Risks — Competition Risk.”

Weather Risk. Extreme weather conditions could result in substantial damage to the facilities of certain Energy Companies located in the affected areas and significant volatility in the supply of natural resources, commodity prices and the earnings of Energy Companies, and could therefore adversely affect their securities.

Interest Rate Risk. The prices of debt securities of the Energy Companies the Fund expects to hold in its portfolio are, and the prices of equity securities held in its portfolio may be, susceptible in the short-term to a decline when interest rates rise. Rising interest rates could limit the capital appreciation of securities of certain Energy Companies as a result of the increased availability of alternative investments with yields comparable to those of Energy Companies. Rising interest rates could adversely impact the financial performance of Energy Companies by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost effective manner.

Regulatory Risk. The profitability of Energy Companies could be adversely affected by changes in the regulatory environment. Energy

Companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Energy Companies may be adversely affected by future regulatory requirements. While the nature of such regulations cannot be predicted at this time, they may impose additional costs or limit certain operations by Energy Companies operating in various sectors. See “Principal Risks of the Fund — Energy Companies Risks — Regulatory Risk.”

Environmental Risk. There is an inherent risk that Energy Companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of Energy Companies, and the cost of any remediation that may become necessary. Energy Companies may not be able to recover these costs from insurance. In addition, regulation can change over time in both scope and intensity, may have adverse effects on Energy Companies and may be implemented in unforeseen manners on an “emergency” basis in response to catastrophes or other events. See “Principal Risks of the Fund — Energy Companies Risks — Environmental Risk.”

Affiliated Party Risk. Certain Energy Companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by an Energy Company’s parents or sponsors to satisfy their payments or obligations would impact the Energy Company’s revenues and cash flows and ability to make distributions. Moreover, the terms of an Energy Company’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the Energy Company as a transaction with a non-affiliate.

Catastrophe Risk.    The operations of Energy Companies are subject to many hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, including: damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of Energy Companies. Energy Companies may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ operations, financial conditions and ability to pay distributions to shareholders.

Risks Relating to Expansions and Acquisitions. Some Energy Companies employ a variety of means to increase cash flow, including increasing utilization of existing facilities, expanding operations through new construction or development activities, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some Energy Companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Energy Companies that attempt to grow through acquisitions may not be able to effectively integrate acquired operations with their existing operations. See “Principal Risks of the Fund — Energy Companies Risks — Risks Relating to Expansions and Acquisitions.”

Technology Risk. Some Energy Companies are focused on developing new technologies and are strongly influenced by technological changes. Technology development efforts by Energy Companies may not result in viable methods or products. Energy Companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some Energy Companies may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such Energy Companies may be considerably more volatile than that in more established segments of the economy.

2012 U.S. Federal Budget. The proposed U.S. federal budget for fiscal year 2012 calls for the elimination of specific tax incentives widely used by oil and gas companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect Energy Companies in which the Fund invests and/or the energy sector generally.

Sub-Sector Specific Risk. Energy Companies are also subject to risks that are specific to the particular sub-sector of the energy sector in which they operate.

•	Gathering and processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

•

Exploration and production.    Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates.

•

Oil.    In addition to the risk described above applicable to gathering and processing companies and exploration and production companies, companies involved in the transportation, gathering, processing, exploration, development or production of crude oil or refined petroleum products may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil and refined petroleum products as a result of the 2010 Deepwater Horizon oil spill and the reaction thereto. Increased regulation may result in a decline in production and/or increased cost associated with offshore oil exploration in the United States and around the world, which may adversely affect certain Energy Companies and the oil industry in general. Continued financial deterioration of BP plc as a result of the 2010 Deepwater Horizon oil spill may have wide-ranging and unforeseen impacts on the oil industry and the broader energy sector.

Small-Cap and Mid-Cap Company Risk. Certain of the companies in which the Fund may invest may have small or medium-sized market capitalizations (“small-cap” and “mid-cap” companies, respectively). Investing in the securities of small-cap or mid-cap companies presents some particular investment risks. These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger companies, and may be more vulnerable to adverse general market or economic developments. Stocks of these companies s may be less liquid than those of larger companies, and may experience greater price fluctuations than larger companies. In addition, small-cap or mid-cap company securities may not be widely followed by investors, which may result in reduced demand.

Risks Associated with an Investment in IPOs. The Fund may invest in initial public offerings (“IPOs”). Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile, thus the Fund cannot predict whether investments in IPOs will be successful. As the Fund grows in size, the positive effect of IPO investments on the Fund may decrease. See “Principal Risks of the Fund — Risks Associated with an Investment in IPOs.”

Risks Associated with an Investment in PIPE Transactions. PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company typically agrees as part of the PIPE deal to register the restricted securities with the Securities and Exchange Commission (the “SEC”). PIPE securities may be deemed illiquid.

Privately Held Company Risk. Investing in privately held companies involves risk. For example, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Investment Adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests. In addition, the securities of privately held companies are generally illiquid, and entail the risks described under “Principal Risks of the Fund — Liquidity Risk.”

MLP Risks. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments.

A portion of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income, which would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits.

To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and credits recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP’s tax deductions, losses or credits is essentially treated as a return of capital. However, those distributions will reduce the Fund’s adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such equity securities or upon subsequent distributions in respect of such equity securities.

In addition, changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLP investments in which the Fund invests. See “Principal Risks of the Fund — MLP Risks.”

Liquidity Risk. The investments made by the Fund may be illiquid and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value, the value at which the Fund is carrying the securities on its books or the amount paid for such investments by the Fund. Furthermore, the nature of the Fund’s investments may require a long holding period prior to profitability. See “Principal Risks of the Fund — Liquidity Risk.”

Non-U.S. Securities Risk. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions, including expropriation; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. See “Principal Risks of the Fund — Non U.S. Securities Risk.”

Interest Rate Risk. The costs associated with any leverage used by the Fund are likely to increase when interest rates rise. Accordingly, the market price of the Fund’s common shares may decline when interest rates rise.

Interest Rate Hedging Risk. The Fund may from time to time hedge against interest rate risk resulting from the Fund’s portfolio holdings and any financial leverage it may incur. Interest rate transactions the Fund may use for hedging purposes will expose the Fund to certain risks that differ from the risks associated with its portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, caps and similar techniques, the cost of which can be significant. In addition, the Fund’s success in using hedging instruments is subject to the Investment Adviser’s ability to correctly predict changes in the relationships of such hedging instruments to the Fund’s leverage risk, and there can be no assurance that the Investment Adviser’s judgment in this respect will be accurate. See “Principal Risks of the Fund — Interest Rate Hedging Risk.”

Leverage Risk. The Fund may use leverage through the issuance of Indebtedness or the issuance of preferred shares. The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Insofar as the Fund employs leverage in its investment operations, the Fund will be subject to increased risk of loss. In addition, the Fund will pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of leverage, including higher advisory fees. Similarly, any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. See “Principal Risks of the Fund — Leverage Risk.”

Credit Facility Risk.    The Fund may negotiate with commercial banks to arrange a credit facility pursuant to which the Fund would be entitled to borrow an amount equal to approximately 33 1/3% of the Fund’s Managed Assets (i.e., 50% of the Fund’s net assets attributable to the Fund’s common shares). Any such borrowings would constitute leverage. Such a facility is not expected to be convertible into any other securities of the Fund. Any outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty, and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under a facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments. The Fund may enter into fully-collateralized borrowing arrangements in which the collateral maintained in a segregated account exceeds the amount borrowed. If the Fund is unable to repay the loan, the lender may realize upon the collateral. Such arrangements are also subject to interest rate risk.

Preferred Share Risk. Preferred share risk is the risk associated with the issuance of preferred shares to leverage the common shares. If the Fund issues preferred shares, the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term dividend rates on the preferred shares. If preferred shares are issued, holders of preferred shares may have differing interests than holders of common shares and holders of preferred shares may at times have disproportionate influence over the Fund’s affairs. If preferred shares are issued, holders of preferred shares, voting separately as a single class, would have the right to elect two members of the Board of Trustees at all times. The remaining members of the Board of Trustees would be elected by holders of common shares and preferred shares, voting as a single class. The Fund has no present intention of issuing preferred shares. See “Principal Risks of the Fund — Leverage Risk — Preferred Share Risk.”

Portfolio Guidelines. Pursuant to the terms of any Indebtedness or in connection with obtaining and maintaining a rating issued with respect to Indebtedness or preferred shares, the Fund may be required to comply with investment quality, diversification and other guidelines established by a rating agency then providing a rating on the Fund’s Indebtedness or preferred shares. See “Principal Risks of the Fund — Leverage Risk — Portfolio Guidelines of Rating Agencies.”

Debt Securities Risk. Debt securities are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, prepayment risk and, depending on their quality, other special risks.

Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default. Debt securities rated below investment grade are commonly known as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions.

Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer of the debt instrument to prepay principal prior to the debt instrument’s stated maturity. This is also sometimes known as prepayment risk. See “Principal Risks of the Fund — Debt Securities Risks.”

Preferred Stock Risk. Preferred stocks combine some of the characteristics of both common stocks and debt securities. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stocks also may be subject to optional or mandatory redemption provisions. See “Principal Risks of the Fund — Preferred Stock Risk.”

Convertible Instrument Risk. The Fund may invest in convertible instruments. A convertible instrument is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common shares of the same or a different issuer within a particular period of time at a specified price or formula. Convertible debt instruments have characteristics of both fixed income and equity investments. Convertible instruments are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed-income securities. As the market price of the equity security underlying a convertible instrument falls, the convertible instrument tends to trade on the basis of its yield and other fixed-income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features. See “Principal Risks of the Fund — Convertible Instrument Risk.”

Covered Call Option Risk. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. See “Strategic Transactions — Options” in the SAI for additional information regarding risks associated with option transactions.

Arbitrage Risk. A part of the Investment Adviser’s investment operations may involve spread positions between two or more securities, or derivatives positions including commodities hedging positions, or a combination of the foregoing. The Investment Adviser’s trading operations also may involve arbitraging between two securities or commodities, between the security, commodity and related options or derivatives markets, between spot and futures or forward markets, and/or any combination of the above. To the extent the price relationships between such positions remain constant, no gain or loss on the positions will occur. These offsetting positions entail substantial risk that the price differential could change unfavorably, causing a loss to the position.

Securities Lending Risk. The Fund may lend its portfolio securities (up to a maximum of one-third of its Managed Assets) to banks or dealers which meet the creditworthiness standards established by the Board of Trustees of the Fund. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. There may also be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. These risks may be greater for non-U.S. securities.

Non-Diversification Risk. The Fund is a non-diversified, closed-end management investment company under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares.

Valuation Risk. Market prices may not be readily available for certain of the Fund’s investments, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board of Trustees or its designee pursuant to procedures adopted by the Board of Trustees. Restrictions on resale or the absence of a liquid secondary market may adversely affect the Fund’s ability to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than the Fund’s most recent determination of their fair value.

When determining the fair value of an asset, the Investment Adviser will seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s length transaction. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

Portfolio Turnover Risk. The Fund anticipates that its annual portfolio turnover rate will be approximately 35% under normal market conditions, but that rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the Investment Adviser’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains or capital losses by the Fund.

Strategic Transactions Risk.    The Fund may, but is not required to, use investment strategies (referred to herein as “Strategic Transactions”) for hedging, risk management or portfolio management purposes or to earn income. The Fund’s use of Strategic Transactions may involve the purchase and sale of derivative instruments. The Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, indices and other instruments, enter into forward contracts, purchase and sell futures contracts and options thereon, enter into swap, cap, floor or collar transactions, purchase structured investment products and enter into transactions that combine multiple derivative instruments. Strategic Transactions often have risks similar to the securities underlying the Strategic Transactions. However, the use of Strategic Transactions also involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of derivative instruments has risks, including the imperfect correlation between the value of the derivative instruments and the underlying assets, the possible default of the counterparty to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Investment Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. In addition, amounts paid by the Fund as premiums and cash, or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. It is possible that government regulation of various types of derivative instruments, including regulations enacted pursuant to the Dodd-Frank Wall Street

Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, may impact the availability, liquidity and cost of derivative instruments. There can be no assurance that such regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to implement certain Strategic Transactions or to achieve its investment objective. Although the Investment Adviser seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result. A more complete discussion of Strategic Transactions and their risks is included in the Fund’s Statement of Additional Information under the heading “Strategic Transactions.”

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery, or may obtain no recovery, in such circumstances.

Short Sales Risk. Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A naked short sale creates the risk of an unlimited loss because the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise, further exacerbating the loss. See “Principal Risks of the Fund — Short Sales Risk.”

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s common shares and distributions can decline.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Other Investment Companies Risk.    The Fund may invest in securities of other investment companies, including other closed-end or open-end investment companies (including ETFs). The market value of their shares may differ from the net asset value of the particular fund.

To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities. In addition, if the Fund invests in such investment companies or investment funds, the Fund’s shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Investment Adviser), but also will indirectly bear similar expenses of the underlying investment company. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled “Risks — Leverage Risk,” the net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Adviser.

ETN and ETF Risk. An exchange-traded note (“ETN”) or exchange-traded fund (“ETF”) that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. An ETN or ETF also incurs certain expenses not incurred by its applicable index. The market value of an ETN or ETF share may differ from its net asset value; the share may trade at a premium or discount to its net asset value, which may be due to, among other things, differences in the supply and demand in the market for the share and the supply and demand in the market for the underlying assets of the ETN or ETF. See “Principal Risks of the Fund — ETN and ETF Risk.”

Investment Management Risk. The Fund’s portfolio is subject to investment management risk because it will be actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. See “Principal Risks of the Fund — Investment Management Risk.”

Dependence on Key Personnel of the Investment Adviser. The Fund is dependent upon the Investment Adviser’s key personnel for its future success and upon their access to certain individuals and investments in the energy sector. In particular, the Fund will depend on the diligence, skill and network of business contacts of the personnel of the Investment Adviser and its portfolio managers, who will evaluate, negotiate, structure, close and monitor the Fund’s investments. The portfolio managers do not have a long-term employment contract with the Investment Adviser, although they do have equity interests and other financial incentives to remain with the firm. See “Principal Risks of the Fund — Dependence on Key Personnel of the Investment Adviser.”

Conflicts of Interest with the Investment Adviser. Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other clients, including, but not limited to, other client accounts and funds managed or advised by the Investment Adviser in which the Fund will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades. Notwithstanding these potential conflicts of interest, the Fund’s Board of Trustees and officers have a fiduciary obligation to act in the Fund’s best interest. See “Principal Risks of the Fund — Conflicts of Interest with the Investment Adviser.”

Market Discount From Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell common shares, whether investors will realize gains or losses upon the sale of common shares will depend entirely upon whether the market price of common shares at the time of sale is above or below the investor’s purchase price for common shares. Because the market price of common shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for common shares, stability of dividends or distributions, trading volume of common shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether common shares will trade at, below or above net asset value or at, below or above the initial public offering price. This risk may be greater for investors expecting to sell their common shares soon after the completion of the public offering, as the net asset value of the common shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Common shares of the Fund are designed primarily for long-term investors; investors in common shares should not view the Fund as a vehicle for trading purposes.

Recent Economic Events.    Global financial markets have experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broader market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the concerns that other financial institutions as well as the global financial system were also experiencing severe economic distress materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events contributed to severe market volatility and caused severe liquidity strains in the credit markets. Volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

While the U.S. and global markets experienced extreme volatility and disruption for an extended period of time, more recently markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, have begun to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. A return to unfavorable economic conditions or sustained economic slowdown may place downward pressure on oil and natural gas prices and may adversely affect the Fund.

The current financial market situation, as well as various social, political, and psychological tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide. A return to or further deterioration of the recent U.S. and global economic downturn could adversely impact the Fund’s portfolio. The Investment Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets in the Fund’s portfolio. The Investment Adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Regulatory Risks. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments. The Dodd-Frank Act, which was signed into law in July 2010, has resulted in a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others, a reorganization of federal financial regulators; a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of credit rating agencies; and new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect companies in which the Fund invests that utilize derivatives strategies for hedging or other purposes.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, in August 2011 the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund.

Recently, the U.S. Commodity Futures Trading Commission (“CFTC”) adopted amendments to its rules relating to the ability of an investment adviser to a registered investment company to claim an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”). If the Investment Adviser was unable to claim the exclusion with respect to the Fund, the Investment Adviser would become subject to registration and regulation as a commodity pool operator, which would subject the Investment Adviser and the Fund to additional registration and regulatory requirements and increased operating expenses. The Fund intends to limit its investments such that the Investment Adviser may continue to claim the exclusion with respect to the Fund, which may limit the Fund’s ability to use certain Strategic Transactions, including futures, options on futures and swaps. Certain rules related to these amendments have not yet been finalized or proposed and as a result the impact of the rule changes on the operations of the Fund and the Investment Adviser is not fully known at his time.

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may change the way in which the Fund itself is regulated. The Investment Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective. See “Principal Risks of the Fund — Regulatory Risks.”

Terrorism and Market Disruption Risk.    As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks, the wars in Iraq and Afghanistan and their aftermaths and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Global political and economic instability could affect the operations of Energy Companies in unpredictable ways, including through disruptions of natural resources supplies and markets and the resulting volatility in commodity prices. The U.S. government has issued warnings that natural resources assets, specifically pipeline infrastructure and production, transmission and distribution facilities, may be future targets of terrorist activities. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

Not a Complete Investment Program. The Fund is intended for investors seeking a high level of total return with an emphasis on current income. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.
Anti-Takeover Provisions in the Fund’s Agreement and Declaration of Trust and Bylaws

The Fund’s Agreement and Declaration of Trust and Bylaws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. For example, the Fund’s Agreement and Declaration of Trust limits the ability of persons to beneficially own (within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”)) more than 4.99% of the outstanding common shares of the Fund. This restriction is intended to reduce the risk of the Fund undergoing an “ownership change” within the meaning of Section 382 of the Code, which would limit the Fund’s ability to use a capital loss carryforward and certain unrealized losses (if such tax attributes exist). In general, an ownership change occurs if 5% shareholders (and certain persons or groups treated as 5% shareholders) of the Fund increase their ownership percentage in the Fund by more than 50 percentage points in the aggregate within any three-year period ending on certain defined testing dates. If an ownership change were to occur, Section 382 would impose an annual limitation on the amount of post-ownership change gains that the Fund may offset with pre-ownership change losses, and might impose restrictions on the Fund’s ability to use certain unrealized losses existing at the time of the ownership change. Such a limitation arising under Section 382 could reduce the benefit of the Fund’s then existing capital loss carryforward or unrealized losses, if any. These ownership restrictions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. In addition, these ownership restrictions may reduce market demand for the Fund’s common shares, which could have the effect of increasing the likelihood that the Fund’s common shares trade at a discount to net asset value and increasing the amount of any such discount. See “Anti-Takeover Provisions in the Agreement and Declaration of

Trust” and “Certain Provisions of Delaware Law, the Agreement and Declaration of Trust and Bylaws.”

Other Service Providers	Under a transfer agency and service agreement among U.S. Bancorp Fund Services, LLC and the Fund, U.S. Bancorp Fund Services, LLC serves as the Fund’s transfer agent, registrar and dividend disbursing agent.

U.S. Bancorp Fund Services, LLC (the “Administrator”) will provide the Fund with administrative services. The Administrator also performs fund accounting.

U.S. Bank National Association serves as the custodian of the Fund’s securities and other assets.

See “Other Service Providers.”

SUMMARY OF FUND EXPENSES

The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in the Fund’s common shares as a percentage of net assets attributable to common shares. The following table assumes the Fund has borrowed in the amount equal to 33 1/3% of the Fund’s Managed Assets (i.e., 50% of its net assets attributable to the Fund’s common shares) and shows the Fund’s expenses as a percentage of net assets attributable to its common shares. Footnote 4 to the table also shows Fund expenses as a percentage of net assets attributable to common shares but assumes no use of leverage by the Fund. The following table and example should not be considered a representation of the Fund’s future expenses. Actual expenses may be greater or less than shown.

Shareholder Transaction Expenses
Sales load (as a percentage of offering price)	4.50%
Offering expenses borne by the Fund (as a percentage of offering price)(1)	0.20%
Dividend Reinvestment Plan fees	None

Annual Expenses	Percentage of Net Assets Attributable to Common Shares (Assumes Use of Leverage)(2)(3)
Management fees(4)	1.88%
Interest payments on borrowed funds	0.50%
Other expenses(5)	0.50%
Total annual expenses	2.88%

(1)	The Investment Adviser has agreed to pay (i) all organizational costs of the Fund and (ii) offering costs of the Fund (other than the sales load) that exceed $0.05 per common share (0.20% of the offering price). Assuming the Fund issues 5,400,000 common shares, total proceeds to the Fund of the offering, after sales load but before payment of estimated offering expenses, are estimated to be $128,925,000, and the costs of the offering are estimated to be approximately $1,050,000 of which $270,000 ($0.05 per common share) will be borne by the Fund and $780,000 ($0.14 per common share) of which will be borne by the Investment Adviser.

(2)

Assumes a cost on leveraging of 1.00%. This rate is an estimate and may differ based on varying market conditions that may exist at the time leverage is utilized and depending on the type of leverage used. If the Fund leverages in an amount greater than 33 1/3% of Managed Assets, this amount could increase.

(3)	The Fund anticipates utilizing leverage; however, at times the Fund may not utilize leverage. Consequently, the table presented below in this footnote also shows the Fund’s expenses as a percentage of the same amount of net assets attributable to its common shares, but unlike the table above, assumes that the Fund does not utilize leverage. Consequently, the table below does not reflect any interest on borrowed funds or other costs and expenses of leverage. In accordance with these assumptions, the Fund’s expenses would be as follows:

Annual Expenses	Percentage of Net Assets Attributable to Common Shares (Assumes No Leverage)
Management fees	1.25%
Interest payments on borrowed funds(3)	None
Other expenses(5)	0.50%
Total annual expenses	1.75%

(4)	The Investment Adviser has agreed to waive 0.25% of its Management Fee during the Fund’s first twelve months of operations. The amount shown in the table does not reflect the waiver.

(5)	The “Other expenses” shown in the table and related footnotes are based on estimated amounts for the Fund’s first year of operations unless otherwise indicated and assume that the Fund issues approximately 5,400,000 common shares. If the Fund issues fewer common shares, all other things being equal, the Fund’s expense ratio as a percentage of net assets attributable to common shares would increase. In addition, the costs of this offering are not included as an annual expense in the expenses shown in this table, but are included in the Shareholder Transaction Expenses table above. Please see footnote (1) above.

The expenses shown in the table above and example below are based on estimated amounts for the Fund’s first fiscal year of operations, unless otherwise indicated, and assume that the Fund issues approximately common shares. If the Fund issues fewer common shares, all other things being equal, these expenses would increase as a percentage of the Fund’s net assets attributable to common shares.

Example

As required by relevant SEC regulations, the following example illustrates the expenses (including the sales load of 4.50% or $1.125 per common share and estimated offering expenses of 0.20% or $0.05 per common share) that an investor would pay on a $1,000 investment in the Fund’s common shares, assuming total annual expenses of 2.88% of net assets attributable to the Fund’s common shares, the Fund utilizes leverage in an amount equal to 33 1/3% of Managed Assets (i.e., 50% of net assets attributable to the Fund’s common shares), and a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$75	$132	$192	$352

The example should not be considered a representation of future expenses or returns. Actual expenses may be greater or less than those shown.    Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example. The example assumes that the estimated “Other Expenses” set out in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. In the event that the Fund does not use any leverage, an investor would pay the following expenses based on the assumptions in the example and total annual expenses of 1.75% of net assets attributable to the Fund’s common shares: 1 Year, $64; 3 Years, $99; 5 Years, $137; and 10 Years, $244.

THE FUND

The Cushing® Renaissance Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s principal office is located at 8117 Preston Road, Suite 440, Dallas, Texas 75225.

The “Cushing” name originates from a city in Oklahoma of the same name that was a center for the exploration, production and storage of crude oil during the early 20th century. Cushing, Oklahoma, with its large amount of energy infrastructure assets, is currently a major storage and trading clearing hub for crude oil and refined products in the United States.

USE OF PROCEEDS

The net proceeds of this offering of common shares will be approximately $128,655,000 ($147,953,250 if the underwriters exercise their over-allotment option in full), after sales load and payment by the Fund of estimated offering expenses of $270,000 ($310,500 if the underwriters exercise their over-allotment option in full). The Investment Adviser has agreed to pay (i) all of the Fund’s organizational costs and (ii) offering costs of the Fund (other than sales load) that exceed $0.05 per common share. As a result of the size of the market for certain of the Fund’s investments and the limited liquidity of certain energy supply chain company securities, it may take a period of time before the Fund can accumulate positions in such securities. The Fund currently anticipates that it will be able to invest primarily in securities that meet its investment objective and policies within three to six months after the completion of this offering, depending on the availability of appropriate investment opportunities consistent with its investment objective and market conditions, and the Fund may then use leverage. The Fund anticipates that until the proceeds are fully invested in accordance with the Fund’s objective and policies, the proceeds will be invested in cash, cash equivalents, or in debt securities that are rated AA or higher. The return on the Fund’s common shares is initially expected to be lower than it will be after full investment in accordance with the Fund’s investment objective and policies.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is to seek a high total return with an emphasis on current income. There can be no assurance that the Fund’s investment objective will be achieved.

Principal Investment Policies

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its Managed Assets (as defined in this Prospectus) in (i) companies across the energy supply chain spectrum, including upstream, midstream and downstream energy companies, as well as oil and gas services and logistics companies (collectively, “Energy Companies”), and (ii) energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that the Investment Adviser expects to benefit from lower energy and feedstock costs (collectively, “Industrial Companies” and, together with Energy Companies, “Renaissance Companies”).

The Fund will invest no more than 25% of its Managed Assets in securities of energy master limited partnerships (“MLPs”).

The Fund will generally seek to invest in 20 to 40 issuers with generally no more than 10% of Managed Assets (as defined in this Prospectus) in any one issue and no more than 20% of Managed Assets in any one issuer, in each case, determined at the time of investment.

The Fund may invest up to 25% of its Managed Assets in unregistered or otherwise restricted securities, including securities issued by private companies.

The Fund may invest up to 30% of its Managed Assets in debt securities, preferred stock and convertible securities of energy supply chain companies and other issuers, provided that such securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc. (“Moody’s”), (ii) B- by Standard & Poor’s

(“S&P”) or Fitch Ratings (“Fitch”), or (iii) of a comparable rating by another Nationally Recognized Statistical Rating Organization (“NRSRO”) or (b) with respect to up to 10% of its Managed Assets in debt securities, preferred shares and convertible securities that have lower ratings or are unrated at the time of investment.

The Fund may invest in non-U.S. securities, including, among other things, non-U.S. securities represented by American Depositary Receipts or “ADRs.”

The Fund may invest in issuers of any market capitalization size.

The Fund may seek to hedge risks to the portfolio as deemed prudent by the Investment Adviser.

The Fund will not invest directly in commodities.

The Fund’s investment objective and percentage parameters are not fundamental policies of the Fund and may be changed without shareholder approval.

Investment Process and Risk Management

The Investment Adviser’s investment process involves fundamental and quantitative analysis. The Investment Adviser selects a core group of investments utilizing a proprietary quantitative ranking system and seeks to build a strategically developed core portfolio designed to take advantage of changing dynamics in the energy and industrial and manufacturing sectors. The Fund will be actively managed and the quantitative analysis will be dynamic in conjunction with the Investment Adviser’s proprietary research process. The Investment Adviser utilizes its financial and industry experience to identify the absolute and relative value investments that, in the Investment Adviser’s view, present the best opportunities. The results of the Investment Adviser’s analysis and comprehensive investment process will influence the weightings of positions held by the Fund.

Fundamental analysis.    The Investment Adviser utilizes dedicated industry analysts to cover the Fund’s potential investment sectors. Analysts prepare detailed financial models of potential portfolio companies with full financial projections that incorporate current and future capital projects. This bottom-up modeling process is designed to help accurately predict earnings.

Qualitative analysis.    The bottom-up fundamental analysis is then coupled with a top-down theme overlay, which includes potential views on commodity prices. Discussions and debate by the investment team of research analysts and portfolio managers regarding the qualitative characteristics of current and potential portfolio holdings are also utilized. These qualitative characteristics include, but are not limited to, asset-related strengths and weaknesses, market sentiment and strength of management.

Portfolio construction and management.    Once an investment thesis is formed at the company specific level, the portfolio management team determines the appropriate level of exposure based on current views of commodities prices and overall macroeconomic environment. In constructing and maintaining the portfolio, the Investment Adviser monitors such factors as company valuations relative to relevant benchmarks, general economic conditions and trends, and regulatory policy regarding energy and manufacturing.

The Investment Adviser constructs a core portfolio that it believes will have the highest level of total return performance over the next six (6) to twenty-four (24) months. The Investment Adviser’s buy discipline incorporates liquidity and pricing tolerances for each investment. The Investment Adviser’s sell discipline develops from a combination of price appreciation based on initial price targets from the core portfolio, relative valuation metrics and macro issues which may impact the original thesis.

Risk Management.    An overlay to the investment process is the Investment Adviser’s risk management function, which is designed to provide independent oversight to the portfolio management process. The Investment Adviser maintains a dedicated risk manager who monitors managed portfolios for macroeconomic risks, such as geopolitical concerns, credit spreads, currency and commodity price exposure, as well as investment specific risks, such as value at risk (VaR), liquidity concerns, sub-sector concentration and position exposure.

Investment Characteristics

The Investment Adviser believes that the following characteristics of Renaissance Companies makes them attractive investments:

•	Renaissance Companies are positioned to directly benefit from the current dislocation of domestic energy prices as compared to commodity prices in other parts of the world.

•	Renaissance Companies are positioned to directly benefit from the increased domestic development and transportation of energy.

•	Energy Companies are positioned to benefit from the continued build-out of U.S. energy infrastructure.

•	Industrial Companies whose primary feedstock is energy should benefit from lower energy costs.

•	Energy Companies provide the potential for current income through monthly or quarterly distributions.

An investment in Renaissance Companies also involves risks, some of which are described below under “Principal Risks of the Fund.”

THE FUND’S INVESTMENTS

Energy Companies.    The Fund will invest in equity and debt securities of energy supply chain and energy services companies, including companies that operate assets used in gathering, transporting, processing, storing, refining, distributing, mining, or marketing natural gas, natural gas liquids, crude oil or refined petroleum products. The energy supply chain companies in which the Fund will invest will primarily include:

•	Upstream Energy Companies, which are businesses engaged in energy exploration and production, including, among others, crude oil, natural gas and natural gas liquids (“NGLs”).

•

Midstream Energy Companies,    which are businesses engaged in the gathering, transportation, processing, fractionation, refining and storage of crude oil, natural gas and natural gas liquids or refined petroleum products, and

•

Downstream Energy Companies,    which are businesses engaged in the marketing and distribution of refined energy products, such as petroleum, liquefied petroleum gas (“LPG”), fuel oils, lubricants, plastics and other chemicals, fertilizer and natural gas to retail customers and industrial end-users.

The Fund may invest in equity securities of oil and gas services sector companies. Companies are considered to be in the oil and gas services sector if they derive a majority of their revenues from oil and gas services, which include oil and gas equipment, oil and gas services or oil and gas drilling. The Fund may also invest in extractive logistics companies engaged in the delivery and sale of petroleum products, such as diesel fuel and lubricating oil, antifreeze, methanol and other chemicals to customers engaged in drilling, exploration and production and mining activities.

Industrial Companies.    The Fund will invest in equity and debt securities of companies that the Investment Adviser expects to benefit from lower energy and feedstock costs, including energy-intensive chemical, metal and industrial manufacturing companies and engineering and construction (“E&C”) companies.

Master Limited Partnerships.    The Fund may invest up to 25% of the value of its Managed Assets in MLPs. MLPs are formed as limited partnerships or limited liability companies and taxed as partnerships for federal income tax purposes. The securities issued by many MLPs are listed and traded on a U.S. exchange. An MLP typically issues general partner and limited partner interests or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and may receive incentive distribution payments from, the MLP. If publicly traded, to be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources as described in Section 7704 of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources.

The general partner or managing member may be structured as a private or publicly-traded corporation or other entity. The general partner or managing member typically controls the operations and management of the entity and has an up to 2% general partner or managing member interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner or member interests. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions.

Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and midstream, natural resources, shipping or real estate sectors.

Equity securities issued by MLPs typically consist of common and subordinated units (which represent the limited partner or member interests) and a general partner or managing member interest. For more information on MLP securities, see “Investment Policies and Techniques — Master Limited Partnership Interests” in the SAI.

For purposes of the Fund’s policy with respect to investments in any single issue or issuer, an MLP “issuer” includes both an MLP issuer and its controlling general partner, managing member or sponsor and an MLP “issue” is a class of an issuer’s securities or a derivative security that tracks that class of securities.

Restricted Securities.    The Fund may invest up to 25% of its Managed Assets in unregistered or otherwise restricted securities, including securities issued by private companies. “Restricted securities” are securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions. The Fund’s investments in restricted securities may include privately issued securities of both public and private issuers.

Debt Securities.    The Fund may invest up to 30% of its Managed Assets in debt securities, preferred stock and convertible securities, provided that such securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s, (ii) B- by S&P or Fitch, or (iii) of a comparable rating by another NRSRO or (b) with respect to up to 10% of its Managed Assets, lower rated or are unrated at the time of investment. Debt securities rated below investment grade (such as those rated Ba or lower by Moody’s and BB or lower by S&P) are commonly known as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions. The credit quality policies noted above apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Investment Adviser may consider such factors as the Investment Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. Rating agencies are private services that provide ratings of the credit quality of debt obligations. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. Rating agencies may fail to make timely changes in credit ratings; and an issuer’s current financial condition may be better or worse than a rating indicates. To the extent that the issuer of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. See “Appendix A — Ratings of Investments” in the SAI.

Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to other income securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on other income securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer’s board. Preferred stock also may be subject to optional or mandatory redemption provisions.

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Non-U.S. Securities.    The Fund may invest in non-U.S. securities, including, among other things, non-U.S. securities represented by American Depositary Receipts or “ADRs.” ADRs are certificates evidencing ownership of shares of a non-U.S. issuer that are issued by depositary banks and generally trade on an established market in the United States or elsewhere.

Strategic Transactions.    The Fund may, but is not required to, use investment strategies (referred to herein as “Strategic Transactions”) for hedging, risk management or portfolio management purposes or to earn income. Strategic Transactions may involve the purchase and sale of derivative instruments. The Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, indices and other instruments, enter into forward contracts, purchase and sell futures contracts and options thereon, enter into swap, cap, floor or collar transactions, purchase structured investment products and enter into transactions that combine multiple derivative instruments. The Fund’s use of Strategic Transactions may also include newly developed or permitted instruments, strategies and techniques, consistent with the Fund’s investment objectives and applicable regulatory requirements.

Strategic Transactions often have risks similar to the securities underlying the Strategic Transactions. However, the use of Strategic Transactions also involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund’s custodian, as mandated by SEC rules or SEC staff positions. Although the Investment Adviser seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

Examples of how the Fund may use Strategic Transactions include, but are not limited to:

•

Using derivative investments to hedge certain risks such as overall market, interest rate and commodity price risks. The Fund may engage in various interest rate and currency hedging transactions, including buying or selling options or futures, entering into other transactions including forward contracts, swaps or options on futures and other derivatives transactions.

•

Using Strategic Transactions to manage its effective interest rate exposure, including the effective yield paid on any leverage used by the Fund, protect against possible adverse changes in the market value of the securities held in or to be purchased for its portfolio, or otherwise protect the value of its portfolio.

•

Engaging in Strategic Transactions to hedge the currency risk to which it may be exposed by, for example, buying or selling options or futures or entering into other foreign currency transactions, including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions.

•

Selling short Treasury securities to hedge its interest rate exposure. When shorting Treasury securities, the loss is limited to the principal amount that is contractually required to be repaid at maturity and the interest expense that must be paid at the specified times. See “Principal Risks of the Fund — Short Sales Risk.”

•

Engaging in paired long-short trades to arbitrage pricing disparities in securities issued by Renaissance Companies, write (or sell) covered call options on securities held in its portfolio, write (or sell) uncovered call options on the securities of Renaissance Companies, purchase call options or enter into swap contracts to increase its exposure to Renaissance Companies, or sell securities short.

Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use hedging transactions depends on the Investment Adviser’s ability to predict pertinent market movements, which cannot be assured. A more complete discussion of Strategic Transactions and their risks is included in the Fund’s Statement of Additional Information under the heading “Strategic Transactions.”

The U.S. Commodity Futures Trading Commission (“CFTC”) recently adopted amendments to its rules relating to the ability of an investment adviser to a registered investment company to claim an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”). The Fund intends to limit its investments such that the Investment Adviser may continue to claim the exclusion with respect to the Fund, which may limit the Fund’s ability to use certain Strategic Transactions, including futures, options on futures and swaps. Certain rules related to these amendments have not yet been finalized or proposed and as a result the impact of the rule changes on the operations of the Fund and the Investment Adviser is not fully known at his time.

Other Investment Companies.    The Fund may invest in securities of other closed-end or open-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in companies in which the Fund may invest directly to the extent permitted by the 1940 Act. The Fund may invest in other investment companies during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares, during periods when there is a shortage of attractive Renaissance Company securities available in the market, or when the Investment Adviser believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by the Investment Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Investment Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to other available investments. To the extent that the Fund invests in investment companies that invest primarily in Renaissance Companies, such investments will be counted for purposes of the Fund’s policy of investing at least 80% of its Managed Assets in Renaissance Companies.

Exchange-Traded Notes.    The Fund may invest in exchange-traded notes (“ETNs”), which are typically, unsecured, unsubordinated debt securities that trade on a securities exchange and are designed to replicate the returns of market benchmarks minus applicable fees. To the extent that the Fund invests in ETNs that are designed to replicate indices comprised primarily of securities issued by Renaissance Companies, such investments will be counted for purposes of the Fund’s policy of investing at least 80% of its Managed Assets in Renaissance Company investments.

New Securities and Other Investment Techniques.    New types of securities and other investment and hedging practices are developed from time to time. The Investment Adviser expects, consistent with the Fund’s investment objective and policies, to invest in such new types of securities and to engage in such new types of investment practices if the Investment Adviser believes that these investments and investment techniques may assist the Fund in achieving its investment objective. In addition, the Investment Adviser may use investment techniques and instruments that are not specifically described herein.

Covered Call Options.    The Fund may, from time to time, seek to enhance total return by writing call options on a portion of the securities held in the Fund’s portfolio (commonly referred to as “covered” call options). As the writer of a covered call option, the Fund receives a premium but forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. See “Strategic Transactions — Options” in the SAI for additional information regarding option transactions.

Short Sales, Arbitrage and Other Strategies.    The Fund may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, the Fund may engage in paired long-short trades to arbitrage pricing disparities in securities issued by Renaissance Companies, write (or sell) uncovered call options on the securities of Renaissance Companies, purchase call options or enter into swap contracts to increase its exposure to Renaissance Companies, or sell securities short. With a long position, the Fund purchases a stock outright, but with a short position, it would sell a security that it does not own and must borrow to meet its settlement obligations. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when the Fund replaces the borrowed security. To increase its exposure to certain issuers, the Fund may purchase call options or use swap agreements. The Fund expects to use these strategies on a limited basis. See “Principal Risks of the Fund — Short Sales Risk” and “Principal Risks of the Fund — Strategic Transactions Risk.”

Lending of Portfolio Securities.    The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to 102% of the value of the securities loaned. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five (5) business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Investment Adviser’s judgment, a material event requiring a shareholder vote would otherwise occur before the loans were repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights to the collateral or loaned securities, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Temporary Defensive Investments

When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments, including obligations of the U.S. government, its agencies or instrumentalities, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers’ acceptances and certificates of deposit. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing its principal investment strategies and may not achieve its investment objective.

Portfolio Turnover

The Fund anticipates that its annual portfolio turnover rate will be approximately 35% under normal market conditions, but that rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the Investment Adviser’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Investment Restrictions

The Fund has adopted certain other investment limitations designed to limit investment risk. These limitations are, unless otherwise indicated, fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. See “Investment Restrictions” in the Fund’s SAI for a complete list of the fundamental investment policies of the Fund. The Fund’s investment objective and percentage parameters are not fundamental policies of the Fund and may be changed without shareholder approval.

USE OF LEVERAGE

The Fund may seek to increase total return by utilizing leverage. The Fund may utilize leverage through the issuance of commercial paper or notes and other forms of borrowing (“Indebtedness”) or the issuance of preferred shares, in each case within the applicable limits of the 1940 Act. Under current market conditions, the Fund may utilize leverage principally through Indebtedness in an amount equal to approximately 33 1/3% of the Fund’s Managed Assets including the proceeds of such leverage (or 50% of its net assets attributable to the Fund’s common shares). The Fund has no present intention to issue preferred shares. The costs associated with the issuance and use of leverage will be borne by the holders of the common shares. Leverage is a speculative technique and investors should note that there are special risks and costs associated with leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The use of leverage creates risks and involves special considerations. See “Principal Risks of the Fund — Leverage Risk.” To the extent that the Fund uses leverage, it expects to utilize hedging techniques such as swaps and caps on a portion of its leverage to mitigate potential interest rate risk. See “Principal Risks of the Fund — Interest Rate Hedging Risk.”

Borrowing

Delaware trust law and the Fund’s governing documents authorize the Fund, without prior approval of its common shareholders, to borrow money. In this regard, the Fund may issue notes or other evidence of Indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security its assets. In connection with any borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. The rights of the Fund’s lenders to receive interest on and repayment of principal of borrowings will be senior to those of the Fund’s common shareholders, and the terms of any such borrowings may contain provisions which limit certain of the Fund’s activities, including the payment of distributions to the Fund’s common shareholders in certain circumstances. A borrowing will likely be ranked senior or equal to all of the Fund’s other existing and future borrowings.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for Indebtedness issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Indebtedness.    The Fund may borrow through the issuance of Indebtedness. The Fund may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security its assets. Except as set forth below, under the requirements of the 1940 Act the Fund, immediately after any issuance of Indebtedness, must have “asset coverage” of at least 300% (33 1/3% of its Managed Assets, or 50% of its net assets attributable to the Fund’s common shares). With respect to Indebtedness, asset coverage means the ratio which the value of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

Under the 1940 Act, the Fund may not declare any dividend or other distribution on any class of its shares, or purchase any such shares, unless its aggregate Indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend, distribution or purchase price, as the case may be. Furthermore, the 1940 Act (in certain circumstances) grants the Fund’s lenders certain voting rights in the event of default in the payment of interest on or repayment of principal. Such restrictions do not apply with respect to evidence of Indebtedness in consideration of a loan, extension or renewal thereof that is privately arranged and not intended for public distribution.

The Fund may negotiate with commercial banks to arrange a credit facility. Such a facility is not expected to be convertible into any other securities of the Fund. Any outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty, and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the credit agreement. The Fund may be required to prepay outstanding amounts under a facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments. In addition, the Fund expects that any such credit facility would contain covenants that, among other things, likely will limit the Fund’s ability to: (i) pay distributions in certain circumstances, (ii) incur additional debt, and (iii) change its fundamental investment policies and engage in certain transactions, including mergers and consolidations. In addition, it may contain a covenant requiring asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing or that additional material terms will not apply. In addition, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of its securities. Temporary borrowings not exceeding 5% of the Fund’s total assets are not subject to the “asset coverage” limitation under the 1940 Act.

Preferred Shares

The Fund’s Declaration of Trust provides that the Fund’s Board of Trustees may authorize and issue preferred shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without prior approval of the holders of the common shares. Common shareholders have no preemptive right to purchase any preferred shares that might be issued. Any such preferred share offering would be subject to the limits imposed by the 1940 Act. Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of its total assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of its total assets is at least 200% of such liquidation value. If the Fund issues preferred shares, it intends, to the extent possible, to purchase or redeem them from time to time to the extent necessary in order to maintain asset coverage on such preferred shares of at least 200%. In addition, as a condition to obtaining ratings on the preferred shares, the terms of any preferred shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Fund’s common shares in such circumstances. In order to meet redemption requirements to maintain asset coverage or otherwise, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. If the Fund has preferred shares outstanding, two of its Trustees will be elected by the holders of preferred shares, voting as a separate class. The Fund’s remaining Trustees will be elected by holders of its common shares and preferred shares voting together as a single class. In the event the Fund fails to pay dividends on its preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the Fund’s Trustees. The Fund has no present intention to issue preferred shares.

Effects of Leverage

The amount of the leverage utilized by the Fund may vary over time. Assuming the utilization of leverage in the amount of 33 1/3% of the Fund’s Managed Assets (i.e., 50% of its net assets attributable to the Fund’s common shares) and an annual interest rate of 1.00% on borrowings payable on such leverage based on market rates as of the date of this Prospectus, the annual return that the Fund must earn (net of expenses) in order to cover such interest expense is 0.50%. The Fund’s actual cost of leverage will be based on market rates, which may vary over time, and such actual costs of leverage may be higher or lower than that assumed in the previous example.

The following table is designed to assist the investor in understanding the effects of leverage by illustrating the effect on the return to a holder of the Fund’s common shares of leverage in the amount of approximately 33 1/3% of the Fund’s Managed Assets (i.e., 50% of its net assets attributable to the Fund’s common shares), assuming hypothetical annual returns of the Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to holders of common shares when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed portfolio total return (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common share total return	(15.50)%	(8.00)%	(0.50)%	7.00%	14.50%

Common share total return is composed of two elements: distributions on common shares paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying dividends or interest on its outstanding leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the distributions it receives on its investments are entirely offset by losses in the value of those securities.

During the time in which the Fund is utilizing leverage, the amount of the fees paid to the Investment Adviser for investment advisory services will be higher than if the Fund did not utilize such leverage because the fees paid will be calculated based on the Fund’s Managed Assets, which may create a conflict of interest between the Investment Adviser and the common shareholders. Because the Fund’s leverage costs will be borne by the Fund at a specified rate, only the Fund’s common shareholders will bear the cost associated with such leverage.

PRINCIPAL RISKS OF THE FUND

Risk is inherent in all investing. The following discussion summarizes some of the risks that a potential investor should consider before deciding to purchase the Fund’s common shares.

No Operating or Trading History

The Fund is a newly organized, non-diversified, closed-end management investment company and it has no operating or public trading history. Being a recently organized company, the Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective and that the value of an investment in the Fund could decline substantially.

Investment and Market Risk

An investment in the Fund’s common shares is subject to investment risk, including the possible loss of an investor’s entire investment. The Fund’s common shares at any point in time may be worth less than at the time of original investment, even after taking into account the reinvestment of the Fund’s distributions. The Fund is primarily a long-term investment vehicle and should not be used for short-term trading. An investment in the Fund’s common shares is not intended to constitute a complete investment program and should not be viewed as such.

Common Stock Risk

The Fund will have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and may significantly under-perform relative to fixed income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Concentration Risk

The Fund’s investments will be concentrated in issuers in the energy sector. Because the Fund will be concentrated in the energy sector, it may be subject to more risks than if it were more broadly diversified over numerous industries and sectors of the economy. General changes in market sentiment towards Energy Companies may adversely affect the Fund, and the performance of Energy Companies may lag behind the broader market as a whole. Also, the Fund’s concentration in the energy sector may subject the Fund to a variety risks associated with that sector. See “Risks — Energy Sector Risks.”

In addition, issuers outside the energy sector in which the Fund intends to invest will typically consist of industrial and manufacturing companies that the Investment Adviser expects to benefit from lower energy and feedstock costs. As a result, these companies may also be more sensitive to certain risks associated with the energy sector.

Energy Sector Risks

Under normal circumstances, the Fund concentrates its investments in the energy sector. Energy Companies are subject to certain risks, including, but not limited to, the following:

Commodity Price Risk.    Energy Companies may be affected by fluctuations in the prices of commodities, including, for example, natural gas, natural gas liquids and crude oil, in the short- and long-term. Natural resources commodity prices have been very volatile in the past and such volatility is expected to continue. Fluctuations in commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy-consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing and crude oil refining and transportation may be directly affected by their respective natural resources commodity prices. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain companies due to the potential impact on the volume of commodities transported, processed, stored or distributed. Some companies that own the underlying commodities may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. The prices of companies’ securities can be adversely affected by market perceptions that their performance and distributions or dividends are directly tied to commodity prices. High commodity prices may drive further energy conservation efforts and a slowing economy may adversely impact energy consumption which may adversely affect the performance of Energy Companies. Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions.

Cyclicality Risk.    The operating results of companies in the broader energy sector are cyclical, with fluctuations in commodity prices and demand for commodities driven by a variety of factors. The highly cyclical nature of the energy sector may adversely affect the earnings or operating cash flows of certain Energy Companies in which the Fund will invest.

Supply Risk.    A significant decrease in the production of natural gas, crude oil, or other energy commodities would reduce the revenue, operating income and operating cash flows of certain Energy

Companies and, therefore, their ability to make distributions or pay dividends. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics; policies of OPEC; and increased competition from alternative energy sources.

Demand Risk.    A sustained decline in demand for natural gas, natural gas liquids, crude oil and refined petroleum products could adversely affect an Energy Company’s revenues and cash flows. Factors that could lead to a sustained decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity that is not, or is not expected to be, merely a short-term increase, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely affected by consumer sentiment with respect to global warming and by state or federal legislation intended to promote the use of alternative energy sources.

Competition Risk.    The energy sector is highly competitive. The Energy Companies in which the Fund will invest will face substantial competition from other companies, many of which will have greater financial, technological, human and other resources, in acquiring natural resources assets, obtaining and retaining customers and contracts and hiring and retaining qualified personnel. Larger companies may be able to pay more for assets and may have a greater ability to continue their operations during periods of low commodity prices. To the extent that the Energy Companies in which the Fund will invest are unable to compete effectively, their operating results, financial position, growth potential and cash flows may be adversely affected, which could in turn adversely affect the results of the Fund.

Weather Risk.    Extreme weather conditions could result in substantial damage to the facilities of certain Energy Companies located in the affected areas and significant volatility in the supply of natural resources, commodity prices and the earnings of Energy Companies, and could therefore adversely affect their securities.

Interest Rate Risk.    The prices of debt securities of the Energy Companies the Fund expects to hold in its portfolio are, and the prices of the equity securities held in its portfolio may be, susceptible in the short-term to a decline when interest rates rise. Rising interest rates could limit the capital appreciation of securities of certain Energy Companies as a result of the increased availability of alternative investments with yields comparable to those of Energy Companies. Rising interest rates could adversely impact the financial performance of Energy Companies by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost effective manner.

Regulatory Risk.    The profitability of Energy Companies could be adversely affected by changes in the regulatory environment. Energy Companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity. For example, a particular by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Companies. Energy Companies may be adversely affected by future regulatory requirements. While the nature of such regulations cannot be predicted at this time, they may impose additional costs or limit certain operations by Energy Companies operating in various sectors.

Environmental Risk.    There is an inherent risk that Energy Companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of Energy Companies, and the cost of any remediation that may become necessary. Energy Companies may not be able to recover these costs from insurance.

Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:

•	the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions;

•	the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water;

•	the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and

•

the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by Energy Companies or at locations to which they have sent waste for disposal.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas. These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest.

In the wake of a Supreme Court decision holding that the Environmental Protection Agency (“EPA”) has some legal authority to deal with climate change under federal Clean Air Act of 1990, as amended (the “Clean Air Act”), the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund’s investments.

The types of regulations described above can change over time in both scope and intensity, may have adverse effects on Energy Companies and may be implemented in unforeseen manners on an “emergency” basis in response to catastrophes or other events.

Catastrophe Risk.    The operations of Energy Companies are subject to many hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, including: damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of Energy Companies. Energy Companies may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ operations, financial conditions and ability to pay distributions to shareholders.

Risks Relating to Expansions and Acquisitions.    Energy Companies employ a variety of means to increase cash flow, including increasing utilization of existing facilities, expanding operations through new construction or development activities, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some Energy Companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Energy Companies that attempt to grow through acquisitions may not be able to effectively integrate acquired operations with their existing operations. In addition, acquisition or expansion projects may not perform as anticipated. A significant slowdown in merger and acquisition activity in the energy sector could reduce the growth rate of cash flows received by the Fund from Energy Companies that grow through acquisitions.

Technology Risk.    Some Energy Companies are focused on developing new technologies and are strongly influenced by technological changes. Technology development efforts by Energy Companies may not result in viable methods or products. Energy Companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some Energy Companies may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such Energy Companies may be considerably more volatile than that in more established segments of the economy.

2012 U.S. Federal Budget.    The proposed U.S. federal budget for fiscal year 2012 calls for the elimination of specific tax incentives widely used by oil and gas companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect Energy Companies in which the Fund invests and/or the energy sector generally.

Sub-Sector Specific Risk.    Energy Companies are also subject to risks that are specific to the particular sub-sector of the energy sector in which they operate.

•

Gathering and processing.    Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

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Exploration and production.    Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

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Oil.    In addition to the risk described above applicable to gathering and processing companies and exploration and production companies, companies involved in the transportation, gathering, processing, exploration, development or production of crude oil or refined petroleum products may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil and refined petroleum products as a result of the 2010 Deepwater Horizon oil spill and the reaction thereto. Increased regulation may result in a decline in production and/or increased cost associated with offshore oil exploration in the United States and around the world, which may adversely affect certain Energy Companies and the oil industry in general. Continued financial deterioration of BP plc as a result of the 2010 Deepwater Horizon oil spill may have wide-ranging and unforeseen impacts on the oil industry and the broader energy sector.

Small-Cap and Mid-Cap Company Risk

Certain of the companies in which the Fund may invest may have small or medium-sized market capitalizations (“small-cap” and “mid-cap” companies, respectively). Investing in the securities of small-cap or mid-cap companies presents some particular investment risks. These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger companies, and may be more vulnerable to adverse general market or economic developments. Stocks of these companies may be less liquid than those of larger companies, and may experience greater price fluctuations than larger companies. In addition, small-cap or mid-cap company securities may not be widely followed by investors, which may result in reduced demand.

Risks Associated with an Investment in IPOs

The Fund may invest in initial public offerings (“IPOs”). Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful.

Risks Associated with an Investment in PIPE Transactions

The Fund may invest in private investment in public equity (“PIPE”) transactions. PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company typically agrees as part of the PIPE deal to register the restricted securities with the SEC. PIPE securities may be deemed illiquid.

Privately Held Company Risk

Investing in privately held companies involves risk. For example, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Investment Adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests. In addition, the securities of privately held companies are generally illiquid, and entail the risks described under “— Liquidity Risk” below.

MLP Risk

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments.

A portion of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner of a partnership, in computing its U.S. federal income tax liability, will include its allocable share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the common shares.

To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and credits recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The Fund will incur a current tax liability on its allocable share of an MLP’s income and gains that is not offset by the MLP’s tax deductions, losses and credits. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP’s tax deductions, losses or credits is essentially treated as a return of capital. However, those distributions will reduce the Fund’s adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such equity securities, and may increase the amount of income or gain that will be recognized by the Fund upon subsequent distributions in respect of such equity securities. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in a decrease in the portion of the MLP’s distributions that is offset by tax deductions.

Because of the Fund’s investments in equity securities of MLPs, the Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. Because of these differences, the Fund may make distributions out of its current or accumulated earnings and profits, which will be treated as dividends, in years in which the Fund’s distributions exceed its taxable income. See “Certain U.S. Federal Income Tax Considerations.”

In addition, changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLP investments in which the Fund invests.

Liquidity Risk

The investments made by the Fund may be illiquid and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value, the amount paid for such investments by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books. Furthermore, the nature of the Fund’s investments may require a long holding period prior to profitability.

Although the equity securities of the companies in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Investment of the Fund’s capital in securities that are less actively traded or over time experience decreased trading volume may restrict the Fund’s ability to take advantage of other market opportunities.

The Fund also expects to invest in unregistered or otherwise restricted securities. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act, unless an exemption from such registration is available. Restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Fund would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in the Fund’s inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

Non-U.S. Securities Risk

Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions, including expropriation; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

Certain countries in which the Fund may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: the possibility of expropriation or nationalization of assets; confiscatory taxation; difficulty in obtaining or enforcing a court judgment; restrictions on currency repatriation; economic, political or social instability; and diplomatic developments that could affect investments in those countries.

Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain investments in non-U.S. securities also may be subject to foreign withholding taxes. Dividend income from non-U.S. corporations may not be eligible for the reduced U.S. income tax rate currently available for qualified dividend income. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: growth of gross domestic product; rates of inflation; capital reinvestment; resources; self-sufficiency; and balance of payments position.

Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. “Emerging market countries” generally include every nation in the world except developed countries, that is the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include: greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and an increase in price volatility; and certain national policies that may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests. As a result of these potential risks, the Investment Adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country.

Interest Rate Risk

The costs associated with any leverage used by the Fund are likely to increase when interest rates rise. Accordingly, the market price of the Fund’s common shares may decline when interest rates rise.

Interest Rate Hedging Risk

The Fund may from time to time hedge against interest rate risk resulting from the Fund’s portfolio holdings and any financial leverage it may incur. Interest rate transactions the Fund may use for hedging purposes will expose the Fund to certain risks that differ from the risks associated with its portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, caps and similar techniques, the cost of which can be significant. In addition, the Fund’s success in using hedging instruments is subject to the Investment Adviser’s ability to correctly predict changes in the relationships of such hedging instruments to the Fund’s leverage risk, and there can be no assurance that the Investment Adviser’s judgment in this respect will be accurate. Depending on the state of interest rates in general, the Fund’s use of interest rate hedging instruments could enhance or decrease investment company taxable income available to the holders of its common shares. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline, and result in a decline in the net asset value of the Fund’s common shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.

Leverage Risk

The Fund may use leverage through the issuance of Indebtedness or the issuance of preferred shares. The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Insofar as the Fund employs leverage in its investment operations, the Fund will be subject to increased risk of loss. In addition, the Fund will pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of leverage, including higher advisory fees. Similarly, any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Leverage creates a greater risk of loss, as well as potential for more gain, for the Fund’s common shares than if leverage is not used. Preferred shares or debt issued by the Fund would have complete priority upon distribution of assets over common shares. Depending on the type of leverage involved, the Fund’s use of financial leverage may require the approval of its Board of Trustees. The Fund expects to invest the net proceeds derived from any leveraging according to the investment objective and policies described in this Prospectus. So long as the Fund’s portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the Leverage Instrument or other borrowing arrangements, after taking its related expenses into consideration, the leverage will cause the Fund’s common shareholders to receive a higher rate of income than if it were not leveraged. There is no assurance that the Fund will continue to utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of the Fund’s total return. The net asset value of the Fund’s common shares will be reduced by the fees and issuance costs of any leverage.

Leverage creates risk for holders of the Fund’s common shares, including the likelihood of greater volatility of net asset value and market price of the shares. Risk of fluctuations in dividend rates or interest rates on

Leverage Instruments or other borrowing arrangements may affect the return to the holders of the Fund’s common shares. To the extent the return on securities purchased with funds received from the use of leverage exceeds the cost of leverage (including increased expenses to the Fund), the Fund’s returns will be greater than if leverage had not been used. Conversely, if the return derived from such securities is less than the cost of leverage (including increased expenses to the Fund), the Fund’s returns will be less than if leverage had not been used, and therefore, the amount available for distribution to the Fund’s common shareholders will be reduced. In the latter case, the Investment Adviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s common shareholders of so doing will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate than the costs of leverage (including increased expenses to the Fund), which would enhance returns to the Fund’s common shareholders. The fees paid to the Investment Adviser will be calculated on the basis of the Fund’s Managed Assets, which include proceeds from Leverage Instruments and other borrowings. During periods in which the Fund uses financial leverage, the investment management fee payable to the Investment Adviser will be higher than if the Fund did not use a leveraged capital structure. Consequently, the Fund and the Investment Adviser may have differing interests in determining whether to leverage the Fund’s assets. The Board of Trustees will monitor the Fund’s use of leverage and this potential conflict.

Credit Facility.    The Fund may enter into definitive agreements with respect to a credit facility. The Fund may negotiate with commercial banks to arrange a credit facility pursuant to which the Fund would be entitled to borrow an amount equal to approximately 33 1/3% of the Fund’s Managed Assets (i.e. 50% of the Fund’s net assets attributable to the Fund’s common shares). Any such borrowings would constitute financial leverage. Such a facility is not expected to be convertible into any other securities of the Fund. Any outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty, and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under a facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments.

The Fund expects that such a credit facility would contain covenants that, among other things, likely will limit the Fund’s ability to: (i) pay distributions in certain circumstances, (ii) incur additional debt and (iii) change its fundamental investment policies and engage in certain transactions, including mergers and consolidations. In addition, it may contain a covenant requiring asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares.

The Fund may enter into fully-collateralized borrowing arrangements in which the collateral maintained in a segregated account exceeds the amount borrowed. If the Fund is unable to repay the loan, the lender may realize upon the collateral. Such arrangements are also subject to interest rate risk.

Preferred Share Risk.    Preferred share risk is the risk associated with the issuance of the preferred shares to leverage the common shares. If the Fund issues preferred shares, the net asset value and market value of the common shares will be more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term dividend rates on the preferred shares. If the dividend rate on the preferred shares approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the preferred shares exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares.

In addition, the Fund will pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including higher advisory fees. Accordingly, the Fund cannot assure you that the issuance of preferred shares will result in a higher yield or return to the holders of the common shares. Costs of the offering of preferred shares will be borne immediately by the Fund’s common shareholders and result in a reduction of net asset value of the common shares.

Similarly, any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of the preferred shares or of losing its ratings on the preferred shares or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the preferred shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred shares. Liquidation at times of low prices for the Fund’s portfolio securities may result in capital loss and may reduce returns to the holders of common shares.

Preferred Shareholders May Have Disproportionate Influence over the Fund.    If preferred shares are issued, holders of preferred shares may have differing interests than holders of common shares and holders of preferred shares may at times have disproportionate influence over the Fund’s affairs. If preferred shares are issued, holders of preferred shares, voting separately as a single class, would have the right to elect two members of the Board of Trustees at all times. The remaining members of the Board of Trustees would be elected by holders of common shares and preferred shares, voting as a single class. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred shares and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s sub-classification as a closed-end fund or changes in its fundamental investment restrictions.

Portfolio Guidelines of Rating Agencies.    Pursuant to the terms of any Indebtedness or in connection with obtaining and maintaining a rating issued with respect to Indebtedness or preferred shares, the Fund may be required to comply with investment quality, diversification and other guidelines established by a rating agency rating then providing a rating to the Fund’s Indebtedness or preferred shares. Such guidelines will likely be more restrictive than the restrictions otherwise applicable to the Fund as described in this Prospectus. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund’s holders of common shares or its ability to achieve its investment objective. No minimum rating is required for the issuance of preferred shares by the Fund.

Debt Securities Risk

Debt securities are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, prepayment risk and, depending on their quality, other special risks.

Credit Risk.    An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.

Below Investment Grade and Unrated Debt Securities Risk.    Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default. Debt securities rated below investment grade are commonly known as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions.

The prices of these below investment grade and unrated debt securities are more sensitive to negative developments, such as a decline in the issuer’s revenues, downturns in profitability in the natural resources industry or a general economic downturn, than are the prices of higher-grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for the Fund to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in the Fund’s portfolio in the payment of principal or interest, the Fund may incur additional expense to the extent the Fund is required to seek recovery of such principal or interest. For a description of the ratings categories of certain rating agencies, see Appendix A to the SAI.

Reinvestment Risk.    Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer of the debt instrument to prepay principal prior to the debt instrument’s stated maturity. This is also sometimes known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in the Fund’s portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.

Preferred Stock Risk

Preferred stocks combine some of the characteristics of both common stocks and debt securities. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like debt securities. However, because they are equity securities, preferred stock provides equity ownership of a company, and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stocks also may be subject to optional or mandatory redemption provisions. Certain of the preferred stocks in which the Fund may invest may be convertible preferred stocks, which have risks similar to convertible securities as described below in “— Convertible Instruments Risk.”

Convertible Instruments Risk

The Fund may invest in convertible instruments. A convertible instrument is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common shares of the same or a different issuer within a particular period of time at a specified price or formula. Convertible debt instruments have characteristics of both fixed income and equity investments. Convertible instruments are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed-income securities. As the market price of the equity security underlying a convertible instrument falls, the convertible instrument tends to trade on the basis of its yield and other fixed-income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features. The Fund may invest in convertible instruments that have varying conversion values. Convertible instruments are typically issued at prices that represent a premium to their conversion value. Accordingly, the value of a convertible instrument increases (or decreases) as the price of the underlying equity security increases (or decreases). If a convertible instrument held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the instrument, or convert it into the underlying stock, and will hold the stock to the extent the Investment Adviser determines that such equity investment is consistent with the investment objective of the Fund.

Covered Call Option Risk

As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. See “Strategic Transactions — Options” in the SAI for additional information regarding risks associated with option transactions.

Arbitrage Risk

A part of the Investment Adviser’s investment operations may involve spread positions between two or more securities, or derivatives positions including commodities hedging positions, or a combination of the foregoing. The Investment Adviser’s trading operations also may involve arbitraging between two securities or commodities, between the security, commodity and related options or derivatives markets, between spot and futures or forward markets, and/or any combination of the above. To the extent the price relationships between such positions remain constant, no gain or loss on the positions will occur. These offsetting positions entail substantial risk that the price differential could change unfavorably, causing a loss to the position.

Securities Lending Risk

The Fund may lend its portfolio securities (up to a maximum of one-third of its Managed Assets) to banks or dealers which meet the creditworthiness standards established by the Board of Trustees of the Fund. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. In addition, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. These risks may be greater for non-U.S. securities.

Non-Diversification Risk

The Fund is a non-diversified, closed-end management investment company under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares.

Valuation Risk

Market prices may not be readily available for certain of the Fund’s investments, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board of Trustees or its designee pursuant to procedures adopted by the Board of Trustees. Restrictions on resale or the absence of a liquid secondary market may adversely affect the Fund’s ability to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than the Fund’s most recent determination of their fair value.

In addition, the value of these securities typically requires more reliance on the judgment of the Investment Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Fund may not be able to realize these securities’ true value or may have to delay their sale in order to do so.

When determining the fair value of an asset, the Investment Adviser will seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s length transaction. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

Portfolio Turnover Risk

The Fund anticipates that its annual portfolio turnover rate will be approximately 35%, but that rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the Investment Adviser’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains or capital losses by the Fund.

Strategic Transactions Risk

The Fund’s use of Strategic Transactions may involve the purchase and sale of derivative instruments. The Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, indices and other instruments, enter into forward contracts, purchase and sell futures contracts and options thereon, enter into swap, cap, floor or collar transactions, purchase structured investment products and enter into transactions that combine multiple derivative instruments. Strategic Transactions often have risks similar to the securities underlying the Strategic Transactions. However, the use of Strategic Transactions also involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of derivative instruments has risks, including the imperfect correlation between the value of the derivative instruments and the underlying assets, the possible default of the counterparty to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Investment Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. In addition, amounts paid by the Fund as premiums and cash, or other assets held in margin accounts with respect to Strategic Transactions, are not otherwise available to the Fund for investment purposes. It is possible that government regulation of various types of derivative instruments, including regulations enacted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, may impact the availability, liquidity and cost of derivative instruments. There can be no assurance that such regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to implement certain Strategic Transactions or to achieve its investment objective. Although the Investment Adviser seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result. A more complete discussion of Strategic Transactions and their risks is included in the Fund’s Statement of Additional Information under the heading “Strategic Transactions.”

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery, or may obtain no recovery, in such circumstances.

Short Sales Risk

Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A naked short sale creates the risk of an unlimited loss because the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise, further exacerbating the loss.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security regarding repaying amounts received by the Fund on such security, the Fund may not receive any payments (including interest) on the Fund’s collateral deposited with such broker-dealer.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s common shares and dividends can decline.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Other Investment Companies Risk

The Fund may invest in securities of other investment companies, including other closed-end or open-end investment companies (including ETFs). The market value of their shares may differ from the net asset value of the particular fund. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities. In addition, if the Fund invests in such investment companies or investment funds, the Fund’s shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the investment adviser), but also will indirectly bear similar expenses of the underlying investment company. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled “Risks — Leverage Risk,” the net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Adviser.

ETN and ETF Risk

An ETN or ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. An ETN or ETF also incurs certain expenses not incurred by its applicable index. The market value of an ETN or ETF share may differ from its net asset value; the share may trade at a premium or discount to its net asset value, which may be due to, among other things, differences in the supply and demand in the market for the share and the supply and demand in the market for the underlying assets of the ETN or ETF. In addition, certain securities that are part of the index tracked by an ETN or ETF may, at times, be unavailable, which may impede the ETN’s or ETF’s ability to track its index. An ETF that uses leverage can, at times, be relatively illiquid, which can affect whether its share price approximates net asset value. As a result of using leverage, an ETF is subject to the risk of failure in the futures and options markets it uses to obtain leverage and the risk that a counterparty will default on its obligations, which can result in a loss to the Fund. If the Fund invests in ETFs, the Fund’s shareholders will bear not only their proportionate share of the expenses of the Fund, but also will indirectly bear similar expenses of the underlying ETF. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected.

Investment Management Risk

The Fund’s portfolio is subject to investment management risk because it will be actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

The decisions with respect to the management of the Fund are made exclusively by the Investment Adviser, subject to the oversight of the Board of Trustees. Investors have no right or power to take part in the management of the Fund. The Investment Adviser also is responsible for all of the trading and investment decisions of the Fund. In the event of the withdrawal or bankruptcy of the Investment Adviser, generally the affairs of the Fund will be wound-up and its assets will be liquidated.

Dependence on Key Personnel of the Investment Adviser

The Fund is dependent upon the Investment Adviser’s key personnel for its future success and upon their access to certain individuals and investments in the energy sector. In particular, the Fund will depend on the diligence, skill and network of business contacts of the personnel of the Investment Adviser and its portfolio managers, who will evaluate, negotiate, structure, close and monitor the Fund’s investments. The portfolio managers do not have a long-term employment contract with the Investment Adviser, although they do have equity interests and other financial incentives to remain with the firm. The Fund will also depend on the senior management of the Investment Adviser, including particularly Jerry V. Swank. The departure of Mr. Swank or another of the Investment Adviser’s senior management could have a material adverse effect on the Fund’s ability to achieve its investment objective. In addition, the Fund can offer no assurance that the Investment Adviser will remain its investment adviser, or that the Fund will continue to have access to the Investment Adviser’s industry contacts and deal flow.

Conflicts of Interest with the Investment Adviser

Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other clients, including, but not limited to, other client accounts and funds managed or advised by the Investment Adviser, in which the Fund will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades. The Investment Adviser or its affiliates may buy or sell securities for the Fund which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to the Fund’s. Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by the Investment Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, limiting the size of the Fund’s position, or the difficulty of liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Fund’s Board of Trustees and officers have a fiduciary obligation to act in the Fund’s best interest.

The Fund’s investment opportunities may be limited by affiliations of the Investment Adviser or its affiliates with Renaissance Companies. In addition, to the extent that the Investment Adviser sources and structures private investments in Renaissance Companies, certain employees of the Investment Adviser may become aware of actions planned by Renaissance Companies, such as acquisitions that may not be announced to the public. It is possible that the Fund could be precluded from investing in a company about which the Investment Adviser has material non-public information; however, it is the Investment Adviser’s intention to ensure that any material non-public information available to certain of the Investment Adviser’s employees not be shared with those employees responsible for the purchase and sale of publicly traded securities.

The Investment Adviser manages several other client accounts and funds. Some of these other client accounts and funds have investment objectives that are similar to or overlap with the Fund. Furthermore, the Investment Adviser may at some time in the future manage additional client accounts and investment funds with the same investment objective as the Fund.

The Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other clients’ accounts and funds in which the Fund will have no interest. Investment decisions for the Fund are made independently from those of such other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by the Investment Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Investment Adviser in its discretion in accordance with the clients’ various investment objectives and procedures adopted by the Investment Adviser and approved by the Fund’s Board of Trustees. In some cases, this system may adversely affect the price or size of the position the Fund may obtain.

The Fund’s investment opportunities may be limited by investment opportunities that the Investment Adviser is evaluating for other clients’ accounts and funds. To the extent a potential investment is appropriate for the Fund and one or more of the Investment Adviser’s other client accounts or funds, the Investment Adviser will need to fairly allocate that investment to the Fund or another client account or fund, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. There may occur an attractive limited investment opportunity suitable for the Fund in which the Fund cannot invest under the particular allocation method being used for that investment.

Under the 1940 Act, the Fund and such other client accounts or funds managed or advised by the Investment Adviser may be precluded from co-investing in certain private placements of securities. Except as permitted by law or positions of the staff of the SEC, the Investment Adviser will not co-invest its other clients’ assets in private transactions in which the Fund invests. To the extent the Fund is precluded from co-investing, the Investment Adviser will allocate private investment opportunities among its clients, including but not limited to the Fund and its other client accounts and funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to another client account or fund managed or advised by the Investment Adviser rather than to the Fund.

The management fee payable to the Investment Adviser is based on the value of the Fund’s Managed Assets, as periodically determined. A portion of the Fund’s Managed Assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although the Fund will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of possible prices that may be established for each individual security. Senior management of the Investment Adviser, the Fund’s Board of Trustees and its Valuation Committee will participate in the valuation of its securities. See “Net Asset Value.”

Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund in this offering, also represents the Investment Adviser. Such counsel does not purport to represent the separate interests of the investors and has assumed no obligation to do so. Accordingly, the investors have not had the benefit of independent counsel in the structuring of the Fund or determination of the relative interests, rights and obligations of the Investment Adviser and the investors.

Market Discount From Net Asset Value

Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell common shares, whether investors will realize gains or losses upon the sale of common shares will depend entirely upon whether the market price of common shares at the time of sale is above or below the investor’s purchase price for common shares. Because the market price of common shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for common shares, stability of dividends or distributions, trading volume of common shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether common shares will trade at, below or above net asset value or at, below or above the initial public offering price. This risk may be greater for investors expecting to sell their common shares soon after the completion of the public offering, as the net asset value of the common shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Common shares of the Fund are designed primarily for long-term investors; investors in common shares should not view the Fund as a vehicle for trading purposes.

Recent Economic Events

Global financial markets have experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broader market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the concerns that other financial institutions as well as the global financial system were also experiencing severe economic distress materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events contributed to severe market volatility and caused severe liquidity strains in the credit markets. Volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

While the U.S. and global markets experienced extreme volatility and disruption for an extended period of time, more recently markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, have begun to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. A return to unfavorable economic conditions or sustained economic slowdown may place downward pressure on oil and natural gas prices and may adversely affect the Fund.

The current financial market situation, as well as various social, political, and psychological tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide. A return to or further deterioration of the recent U.S. and global economic downturn could adversely impact the Fund’s portfolio. The Investment Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets in the Fund’s portfolio. The Investment Adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Regulatory Risks

Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments. The Dodd-Frank Act, which was signed into law in July 2010, has resulted in a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others, a reorganization of federal financial regulators; a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of credit rating agencies; and new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect companies in which the Fund invests that utilize derivatives strategies for hedging or other purposes. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers in which the Fund invests may also be affected by the new legislation and regulation in ways that are currently unforeseeable.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, in August 2011 the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund. The Investment Adviser cannot predict the effects of these regulations on the Fund’s portfolio. The Investment Adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

Recently, the U.S. Commodity Futures Trading Commission (“CFTC”) adopted amendments to its rules relating to the ability of an investment adviser to a registered investment company to claim an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”). If the Investment Adviser was unable to claim the exclusion with respect to the Fund, the Investment Adviser would become subject to registration and regulation as a commodity pool operator, which would subject the Investment Adviser and the Fund to additional registration and regulatory requirements and increased operating expenses. The Fund intends to limit its investments such that the Investment Adviser may continue to claim the exclusion with respect to the Fund, which may limit the Fund’s ability to use certain Strategic Transactions, including futures, options on futures and swaps. Certain rules related to these amendments have not yet been finalized or proposed and as a result the impact of the rule changes on the operations of the Fund and the Investment Adviser is not fully known at his time.

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may change the way in which the Fund itself is regulated. The Investment Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Terrorism and Market Disruption Risk

As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks, the wars in Iraq and Afghanistan and their aftermaths and other geopolitical events have led to, and these and other similar events may in the future lead to, increased short-term market volatility of, and may have long-term effects on, U.S. and world economies and markets. Global political and economic instability could affect the operations of companies in which the Fund invests in unpredictable ways, including through disruptions of natural resources supplies and markets and the resulting volatility in commodity prices. The U.S. government has issued warnings that natural resources assets, specifically pipeline infrastructure and production, transmission and distribution facilities, may be future targets of terrorist activities. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

Not a Complete Investment Program

The Fund is intended for investors seeking a high level of total return with an emphasis on current income. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

Anti-Takeover Provisions Risk

The Fund’s Agreement and Declaration of Trust and Bylaws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. For example, the Fund’s Agreement and Declaration of Trust limits the ability of persons to beneficially own (within the meaning of Section 382 of the Code) more than 4.99% of the outstanding common shares of the Fund. This restriction is intended to reduce the risk of the Fund undergoing an “ownership change” within the meaning of Section 382 of the Code, which would limit the Fund’s ability to use a capital loss carryforward and certain unrealized losses (if such tax attributes exist). In general, an ownership change occurs if 5% shareholders (and certain persons or groups treated as 5% shareholders) of the Fund increase their ownership percentage in the Fund by more than 50 percentage points in the aggregate within any three-year period ending on certain defined testing dates. If an ownership change were to occur, Section 382 would impose an annual limitation on the amount of post-ownership change gains that the Fund may offset with pre-ownership change losses, and might impose restrictions on the Fund’s ability to use certain unrealized losses existing at the time of the ownership change. Such a limitation arising under Section 382 could reduce the benefit of the Fund’s then existing capital loss carryforward or unrealized losses, if any. These ownership restrictions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. In addition, these ownership restrictions may reduce market demand for the Fund’s common shares, which could have the effect of increasing the likelihood that the Fund’s common shares trade at a discount to net asset value and increasing the amount of any such discount. See “Anti-Takeover Provisions in the Agreement and Declaration of Trust” and “Certain Provisions of Delaware Law, the Agreement and Declaration of Trust and Bylaws.”

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees of the Fund provides broad oversight over the operations and affairs of the Fund and protects the interests of shareholders. The Board of Trustees has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The Fund’s officers, who are all officers or employees of the Investment Adviser or its affiliates, are responsible for the day-to-day management and administration of the Fund’s operations. The names and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships during the last five years are set forth under “Management of the Fund” in the SAI.

The Investment Adviser

Subject to the overall supervision of the Board of Trustees, the Fund is managed by Cushing® MLP Asset Management, LP., the Investment Adviser. The Investment Adviser is an SEC-registered investment adviser headquartered in Dallas, Texas. The Investment Adviser serves as investment adviser to registered and unregistered funds, which invest primarily in securities of MLPs and other natural resource companies. The Investment Adviser is also the sponsor of The Cushing® 30 MLP Index which is a fundamentally based MLP index, comprised of 30 equally weighted publicly traded energy infrastructure MLPs, The Cushing® MLP High Income Index, which tracks the performance of 30 publicly traded MLP securities with an emphasis on current yield and The Cushing® Royalty Trust and Upstream Income Index, which tracks the performance of 25 publicly traded U.S. royalty trusts and upstream exploration and production energy MLPs. The Investment Adviser continues to seek to expand its platform of energy-related investment products, leveraging extensive industry contacts and significant research depth to drive both passive and actively managed investment opportunities for individual and institutional investors. The Investment Adviser seeks to identify and exploit investment niches that it believes are generally less understood and less followed by the broader investor community. The Investment Adviser’s principal business address is 8117 Preston Road, Suite 440, Dallas, Texas 75225. The Investment Adviser is indirectly controlled by Jerry V. Swank.

The Investment Adviser considers itself one of the principal professional institutional investors in the energy sector based on the following:

•	An investment team with extensive experience in analysis, portfolio management, risk management, and private securities transactions.

•	A focus on bottom-up, fundamental analysis performed by its experienced investment team is core to the Investment Adviser’s investment process.

•

The investment team’s wide range of professional backgrounds, market knowledge, industry relationships, and experience in the analysis, financing, and structuring of energy income investments give the Investment Adviser insight into, and the ability to identify and capitalize on, investment opportunities.

•	Its central location in Dallas, Texas and proximity to major players and assets in the energy sector.

The Investment Adviser acts as the investment adviser to the Fund pursuant to an investment management agreement (the “Investment Management Agreement”). Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Investment Adviser a fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s Managed Assets during such month (the “Management Fee”) for the services and facilities provided by the Investment Adviser to the Fund. The Investment Adviser has agreed to waive 0.25% of its Management Fee during the Fund’s first twelve months of operations. “Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of shares of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies.

Because the Management Fee is based upon a percentage of the Fund’s Managed Assets, the Management Fee will be higher if the Fund employs leverage. Therefore, the Investment Adviser will have a financial incentive to use leverage, which may create a conflict of interest between the Investment Adviser and the Fund’s common shareholders.

Pursuant to the Investment Management Agreement, the Investment Adviser is responsible for managing the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, placing orders to purchase and sell securities on behalf of the Fund and managing the other business and affairs of the Fund, all subject to the supervision and direction of the Fund’s Board of Trustees. In addition, the Investment Adviser furnishes offices, necessary facilities and equipment on behalf of the Fund; provides personnel, including certain officers required for the Fund’s administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

In addition to the Management Fee, the Fund pays all other costs and expenses of its operations, including the compensation of its Trustees (other than those affiliated with the Investment Adviser); the fees and expenses of the Fund’s administrator, the custodian and transfer and dividend disbursing agent; legal fees; leverage expenses (if any); rating agency fees (if any); listing fees and expenses; fees of independent auditors; expenses of repurchasing shares; expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies; and taxes, if any.

A discussion regarding the basis for the approval of the Investment Management Agreement by the Board of Trustees will be available in the Fund’s initial annual report to shareholders, for the period ending .

Portfolio Management

Jerry V. Swank, Founder and Managing Partner of the Investment Adviser, Daniel L. Spears, Partner and Portfolio Manager of the Investment Adviser, and Judd B. Cryer, Senior Vice President and Senior Research Analyst of the Investment Adviser, are primarily responsible for the day-to-day management of the Fund’s portfolio.

Jerry V. Swank.    Mr. Swank formed Swank Capital, LLC in 2000 to provide proprietary energy research to a select group of institutional investors, emphasizing in-depth independent research. Prior to forming Swank Capital, LLC, Mr. Swank spent five years with John S. Herold, Inc., now part of IHS Herold (“Herold”). Herold is an oil & gas research and consulting company. He joined Herold in 1995 and served as Managing Director heading up its sales and new product development team until May 1998, when he assumed the position of President. During this period, Mr. Swank developed an in-depth knowledge of the worldwide energy industry, sector profitability, global growth prospects and supply/demand dynamics. Prior to joining Herold, Mr. Swank spent 14 years with Credit Suisse First Boston Corporation in Institutional Equity and Fixed Income Sales in its Dallas office from 1980 to 1995. From 1985 to 1995 he was a Credit Suisse First Boston Corporation Director and Southwestern Regional Sales Manager. Prior to Credit Suisse First Boston Corporation, Mr. Swank worked from 1976 to 1980 on the buy side as an analyst and portfolio manager with Mercantile Texas Corp. Mr. Swank received a B.A. from the University of Missouri (Economics) and an M.B.A. from the University of North Texas. Mr. Swank has served on the Board of Directors of John S. Herold, Inc., Matador Petroleum Corporation and Advantage Acceptance, Inc. and currently serves on the board of directors of E-T Energy Ltd., Central Energy Partners, LP and The Dalrymple Global Resources Offshore Fund, Ltd. Mr. Swank is also Chairman of the Board, CEO, President, and Portfolio Manager for The Cushing® MLP Total Return Fund, The Cushing® MLP Premier Fund, The Cushing® Royalty & Income Fund, The Cushing® Royalty Energy Income Fund and The Cushing® MLP Infrastructure Fund.

Daniel L. Spears.    Mr. Spears joined Swank Capital, LLC as a Partner in 2006. Mr. Spears is Executive Vice President, Secretary and Portfolio Manager of The Cushing® MLP Total Return Fund, The Cushing® MLP Premier Fund, The Cushing® Royalty & Income Fund and The Cushing® Royalty Energy Income Fund. Prior to joining Swank Capital in 2006, Mr. Spears was an investment banker in the Natural Resources Group at Banc of America Securities LLC for eight years. Prior to that, Mr. Spears was in the Global Energy and Power Investment Banking Group at Salomon Smith Barney. Mr. Spears received his B.S. in Economics from the Wharton School of the University of Pennsylvania. Mr. Spears currently serves on the Board of Directors for Central Energy Partners, LP and Voyager Oil and Gas, Inc.

Judd B. Cryer.    Mr. Cryer joined Swank Capital, LLC in 2005. He is a Senior Vice President and Senior Research Analyst of Swank Capital and has six years of experience in investment management and research analysis, and seven years of direct engineering and project management experience in various sectors of the energy industry. Mr. Cryer is a Portfolio Manager of the Cushing® MLP Total Return Fund, The Cushing® MLP Premier Fund, The Cushing® Royalty & Income Fund and The Cushing® Royalty Energy Income Fund. Prior to his current position, he was a co-portfolio manager and research analyst for an income-oriented energy hedge fund at Swank Capital. Prior to joining Swank Capital, Mr. Cryer was a consulting engineer at Utility Engineering Corp. for three years, and served four years as a project manager with Koch John Zink Company. Mr. Cryer received his B.S. in Mechanical Engineering from Oklahoma State University and an M.B.A. in Finance from Southern Methodist University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

NET ASSET VALUE

The Fund will determine the net asset value of its common shares as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) no less frequently than weekly on Wednesday of each week and the last business day in each of November and May. The Fund calculates net asset value per common share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

The Fund will use the following valuation methods to determine either current market value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Board of Trustees from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

•

The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Investment Adviser utilizes, when available, pricing quotations from principal market makers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party pricing services or broker-dealer sources.

•

Dividends declared but not yet received, and rights in respect of securities which are quoted ex-dividend or ex-rights, will be recorded at the fair value of those dividends or rights, as determined by the Investment Adviser, which may (but need not) be the value so determined on the day such securities are first quoted ex-dividend or ex-rights.

•

Listed options, or over-the-counter options for which representative brokers’ quotations are available, will be valued in the same manner as listed or over-the-counter securities. Premiums for the sale of such options written by the Fund will be included in the assets of the Fund, and the market value of such options will be included as a liability.

•

The Fund’s non-marketable investments will generally be valued in such manner as the Investment Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

When determining the fair value of an asset, the Investment Adviser will seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s length transaction. Fair value determinations will be based upon all available factors that the Investment Adviser deems relevant.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. If events occur between the time when a security’s price was last determined on a securities exchange or market and the time when the Fund’s net asset value is last calculated that the Investment Adviser deems materially affect the price of such security (for example, (i) movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets, (ii) a foreign securities market closes because of a natural disaster or some other reason, (iii) a halt in trading of the securities of an issuer on an exchange during the trading day or (iv) a significant event affecting an issuer occurs), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

The Fund determines the value of derivative instruments based on bid and ask prices, when available, or otherwise at fair value, in accordance with the Fund’s valuation policies and procedures. Any derivative transaction that the Fund enters into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating net asset value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

DISTRIBUTIONS

The Fund intends to pay substantially all of its net investment income to common shareholders through quarterly distributions. In addition, the Fund intends to distribute any net long-term capital gains to common shareholders at least annually. The Fund expects that distributions paid on the common shares will consist primarily of (i) investment company taxable income, which includes, among other things, ordinary income, net short-term capital gain and income from certain hedging and interest rate transactions, and (ii) net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). A portion of the Fund’s distributions may also be characterized as return of capital. The Fund may invest up to 25% of its Managed Assets in MLPs and a portion of the cash distributions received by the Fund from the MLPs in which it invests may be characterized as return of capital. If, for any calendar year, the Fund’s total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a return of capital for U.S. federal income tax purposes up to the amount of a shareholder’s tax basis in the common shares, reducing that basis accordingly, which will generally increase the common shareholder’s potential gain, or reduce the common shareholder’s potential loss, on any subsequent sale or other disposition of common shares. The Fund cannot assure you as to what percentage, if any, of the distributions paid on the common shares will consist of net capital gain, which is taxed at reduced rates for non-corporate shareholders, or return of capital.

Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the quarterly distribution which, in the Fund’s good faith judgment, constitutes long-term capital gain, short-term capital gain, investment income or a return of capital. The actual character of such distributions for U.S. federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund’s full year performance and its actual net income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the quarterly estimates.

Because of the nature of the Fund’s investments and changes in market conditions from time to time, the distributions paid by the Fund for any particular month may be more or less than the amount of net investment income from that monthly period. As a result, all or a portion of a distribution may be a return of capital, which is in effect a partial return of the amount a Common Shareholder invested in the Fund.

If the Fund’s total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes. For example, because of the nature of the Fund’s investments, the Fund may distribute net short-term capital gains early in the calendar year, but incur net short-term capital losses later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed investment company taxable income and net capital gain would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder’s tax basis in their Common Shares, which would reduce such tax basis, with any amounts exceeding such basis treated as a gain from the sale of their Common Shares. Consequently, although a return of capital may not be taxable, it will generally increase the Common Shareholder’s potential gain, or reduce the Common Shareholder’s potential loss, on any subsequent sale or other disposition of Common Shares.

Initial distributions to Common Shareholders are expected to be declared approximately 60 to 90 days after completion of the Common Share offering, and paid approximately 90 to 120 days after the completion of the Common Share offering, depending upon market conditions.

To permit the Fund to maintain a more stable quarterly distribution rate, the Fund may distribute less or more than the income it earns on its investments in a particular period. Any undistributed income would be available to supplement future distributions and, until distributed, would add to the Fund’s net asset value. Correspondingly, such amounts, once distributed, will be deducted from the Fund’s net asset value. The Fund expects that over time it will distribute all of its investment company taxable income.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of distributions at any time and may do so without prior notice to Common Shareholders.

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends declared for your common shares of the Fund will be automatically reinvested by U.S. Bancorp Fund Services, LLC (the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting the Plan Agent, as dividend disbursing agent, at the address set out below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you.

Whenever the Fund declares a dividend or other distribution (for purposes of this section, together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to in this Prospectus as “market premium”), the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to in this Prospectus as “market discount”), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 120 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Fund will pay quarterly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the “ex-dividend” date of the third month of the quarter. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly-issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly-issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent or its designee will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. See “Certain U.S. Federal Income Tax Considerations.”

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

For more information about the Plan you may contact the Plan Agent in writing at PO Box 708, Milwaukee, Wisconsin 53201-0701, or by calling the Plan Agent.

DESCRIPTION OF SHARES

The following is a brief description of the terms of the common shares and preferred shares which may be issued by the Fund. This description does not purport to be complete and is qualified by reference to the Fund’s Governing Documents. The Fund is a statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust dated November 17, 2010, as amended through the date hereof.

Common Shares

The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Board of Trustees will have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. The Fund currently is not aware of any expenses that will be paid pursuant to this provision, except to the extent fees payable under its Dividend Reinvestment Plan are deemed to be paid pursuant to this provision.

The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing. All common shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

The Fund has no present intention of offering any additional shares other than common shares issued under the Fund’s Dividend Reinvestment Plan. Any additional offerings of shares will require approval by the Board of Trustees. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund’s common shareholders.

The Fund’s common shares have been approved for listing on the NYSE, subject to notice of issuance, under the symbol “SZC”. Net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and offering costs paid by the Fund. See “Summary of Fund Expenses.”

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise. Shares of closed-end funds frequently trade on an exchange at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as distribution levels (which are in turn affected by expenses), distribution stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors, and you should not purchase the common shares if you intend to sell them soon after purchase.

Preferred Shares

The Fund’s Agreement and Declaration of Trust provides that the Board of Trustees may authorize and issue preferred shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any preferred shares that might be issued pursuant to such provision. Whenever preferred shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Fund unless all accrued distributions on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the preferred shares have been met. If the Board of Trustees determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described below, subject to applicable law and the Agreement and Declaration of Trust. The Board of Trustees, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering and may fix the terms of the preferred shares to be offered. As of the date of this Prospectus, the Fund has not issued any preferred shares, and the Board of Trustees has no present intention to issue preferred shares.

Liquidation Preference.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accrued and unpaid distributions, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights.    The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the trustees of the Fund at any time two years of distributions on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred shares, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end fund or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Shares by the Fund.    The terms of any issued preferred shares are expected to provide that (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued distributions per share, (ii) the Fund may tender for or purchase preferred shares and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to the common shares, while any resale of shares by the Fund will increase that leverage.

Other Shares

The Board of Trustees (subject to applicable law and the Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or preferred shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board of Trustees deems appropriate. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the common shares.

ANTI-TAKEOVER PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. In addition, these ownership restrictions may reduce market demand for the Fund’s common shares, which could have the effect of increasing the likelihood that the Fund’s common shares trade at a discount to net asset value and increasing the amount of any such discount.

The Board of Trustees is divided into two classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a two-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office (with or without cause) by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

In addition, the Agreement and Declaration of Trust requires the favorable vote of a majority of the Fund’s Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 75% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund will be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of shares of beneficial interest of the Fund.

The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; the issuance of any securities of the Fund to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of any assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

The Fund’s Agreement and Declaration of Trust limits the ability of persons to beneficially own (within the meaning of Section 382 of the Code) more than 4.99% of the outstanding common shares of the Fund and could have an anti-takeover effect on the Fund, which could decrease the Fund’s market price in certain circumstances or limit the ability of certain shareholders to influence the management of the Fund. This restriction is intended to reduce the risk of the Fund undergoing an “ownership change” within the meaning of Section 382 of the Code, which would limit the Fund’s ability to use a capital loss carryforward and certain unrealized losses (if such tax attributes exist). In general, an ownership change occurs if 5% shareholders (and certain persons or groups treated as 5% shareholders) of the Fund increase their ownership percentage in the Fund by more than 50 percentage points in the aggregate within any three-year period ending on certain defined testing dates. If an ownership change were to occur, Section 382 would impose an annual limitation on the amount of post-ownership change gains that the Fund may offset with pre-ownership change losses, and might impose restrictions on the Fund’s ability to use certain unrealized losses existing at the time of the ownership change. Such a limitation arising under Section 382 could reduce the benefit of the Fund’s then existing capital loss carryforward or unrealized losses, if any.

To convert the Fund to an open-end investment company, the Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by 75% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund will be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders.

For the purposes of calculating “a majority of the outstanding voting securities” under the Agreement and Declaration of Trust, each class and series of the Fund will vote together as a single class, except to the extent required by the 1940 Act or the Agreement and Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Agreement and Declaration of Trust also provides that the Fund may be dissolved and terminated upon the approval of 75% of the Trustees by written notice to the shareholders.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust, on file with the SEC for the full text of these provisions.

CERTAIN PROVISIONS OF DELAWARE LAW, THE AGREEMENT

AND DECLARATION OF TRUST AND BYLAWS

Classified Board of Trustees.    The Fund’s Board of Trustees is divided into two classes of trustees serving staggered two-year terms. Upon expiration of their current terms, Trustees of each class will be elected to serve for two-year terms and until their successors are duly elected and qualified or the Fund terminates, and each year one class of Trustees will be elected by the shareholders. A classified board may render a change in control of the Fund or removal of the Fund’s incumbent management more difficult. The Fund believes, however, that the longer time required to elect a majority of a classified Board of Trustees will help to ensure the continuity and stability of its management and policies.

Election of Trustees.    The Fund’s Agreement and Declaration of Trust provides that the affirmative vote of the holders of a plurality of the outstanding shares entitled to vote in the election of Trustees will be required to elect a Trustee.

Number of Trustees; Vacancies; Removal.    The Fund’s Agreement and Declaration of Trust provides that the number of Trustees will be set by the Board of Trustees. The Fund’s Agreement and Declaration of Trust

provides that a majority of the Fund’s Trustees then in office may at any time increase or decrease the number of Trustees provided there will be at least one Trustee. As soon as any such Trustee has accepted his appointment in writing, the trust estate will vest in the new Trustee, together with the continuing Trustees, without any further act or conveyance, and he will be deemed a Trustee thereunder. The Trustees’ power of appointment is subject to Section 16(a) of the 1940 Act. Whenever a vacancy in the number of Trustees will occur, until such vacancy is filled as provided, the Trustees in office, regardless of their number, will have all the powers granted to the Trustees and will discharge all the duties imposed upon the Trustees by the Declaration.

Action by Shareholders.    Shareholder action can be taken only at an annual or special meeting of shareholders or by written consent in lieu of a meeting.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals.    The Fund’s Bylaws provide that with respect to an annual meeting of shareholders, nominations of persons for election to the Board of Trustees and the proposal of business to be considered by shareholders may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by the Board of Trustees or (3) by a shareholder of record both at the time of giving of notice and at the time of the annual meeting who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of shareholders, only the business specified in the Fund’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Trustees at a special meeting may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by the Board of Trustees or (3) provided that the Board of Trustees has determined that Trustees will be elected at the meeting, by a shareholder of record both at the time of giving of notice and at the time of the annual meeting who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Shareholders.    The Fund’s Bylaws provide that special meetings of shareholders may be called at any time by the Chairman, the President or the Trustees. By following certain procedures, a special meeting of shareholders will also be called by the Secretary of the Trust upon the written request of the Shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

CLOSED-END FUND STRUCTURE

Closed-end funds differ from open-end management investment companies (commonly referred to as “mutual funds”). Closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. In contrast, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Although mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. Accordingly, closed-end funds have greater flexibility than open-end funds to make certain types of investments, including investments in illiquid securities.

Shares of closed-end funds listed for trading on a securities exchange frequently trade at discounts to their net asset value, but in some cases trade at a premium. The market price may be affected by net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of dividends or distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Fund’s common shares being greater than, less than or equal to net asset value. The Board of Trustees has reviewed the Fund’s structure in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the Fund’s shareholders. However, the Board of Trustees may periodically review the trading range and activity of the Fund’s shares with respect to their net asset value and may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Fund’s common shares at net asset value or the Fund’s possible conversion to an open-end mutual fund. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the Fund’s common shares trading at a price equal to or close to net asset value per share of its common shares.

To convert the Fund to an open-end investment company, the Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by 75% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund will be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. Following any such conversion, it is possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the Fund would be required to redeem any preferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio) and the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the investment company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Fund’s Board of Trustees may at any time propose the Fund’s conversion to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing. However, based on the determination of the Board of Trustees in connection with this initial offering of the Fund’s common shares that the closed-end structure is desirable in light of the Fund’s investment objective and policies, it is highly unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company.

REPURCHASE OF COMMON SHARES

In recognition of the possibility that the Fund’s common shares might trade at a discount to net asset value and that any such discount may not be in the interest of the Fund’s common shareholders, the Board of Trustees, in consultation with the Investment Adviser, from time to time may, but is not required to, review possible actions to reduce any such discount. The Board of Trustees also may, but is not required to, consider from time to time open market repurchases of and/or tender offers for the Fund’s common shares, as well as other potential actions, to seek to reduce any market discount from net asset value that may develop. After any consideration of potential actions to seek to reduce any significant market discount, the Board of Trustees may, subject to its applicable duties and compliance with applicable U.S. state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the Fund’s common shares, trading volume of the Fund’s common shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, general market and economic conditions and applicable law. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its common shares. The Fund may, subject to its investment limitation with respect to borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such borrowings would increase the Fund’s expenses and reduce its net income.

There can be no assurance that repurchases of the Fund’s common shares or tender offers, if any, will cause its common shares to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of the Fund’s outstanding common shares may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. Sellers may be less inclined to accept a significant discount in the sale of their common shares if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their common shares in conjunction with an announced repurchase program or tender offer for the Fund’s common shares.

Although the Board of Trustees believes that repurchases or tender offers generally would have a favorable effect on the market price of the Fund’s common shares, the acquisition of common shares by the Fund will decrease its total assets and therefore will have the effect of increasing its expense ratio and decreasing the asset coverage with respect to any preferred shares outstanding. Because of the nature of the Fund’s investment objective, policies and portfolio, particularly its investment in illiquid or otherwise restricted securities, it is possible that repurchases of common shares or tender offers could interfere with the Fund’s ability to manage its investments in order to seek its investment objective. Further, it is possible that the Fund could experience difficulty in borrowing money or be required to dispose of portfolio securities to consummate repurchases of or tender offers for common shares.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a description of certain U.S. federal income tax consequences to a shareholder of acquiring, holding and disposing of common shares of the Fund. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the IRS, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. This discussion assumes that the Fund’s shareholder’s hold their common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders subject to special provisions of the Code). The discussion set forth herein does not constitute tax advice. Shareholders are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Fund.

The Fund intends to elect to be treated as, and to qualify each year for special tax treatment afforded to, a regulated investment company (“RIC”) under Subchapter M of the Code. In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and the excess of net short-term capital gain over net long-term capital loss) and its “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss). The Fund intends to distribute at least annually substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

Distributions paid to you by the Fund from its investment company taxable income are generally taxable to you as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Certain properly designated distributions may, however, qualify (provided that holding period and other requirements are met by both the Fund and the shareholder) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund’s income consists of dividend income from U.S. corporations or (ii) in the case of individual shareholders, for taxable years beginning on or before December 31, 2012, as qualified dividend income eligible to be taxed at a reduced maximum rate to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. There can be no assurance as to what portion of the Fund’s distributions will qualify for the dividends received deduction or for treatment as qualified dividend income or as to whether the favorable tax treatment for qualified dividend income will be extended by Congress for taxable years beginning after 2012.

Distributions made to you from an excess of net long-term capital gain over net short-term capital loss (“capital gain dividends”), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long-term capital gains if they have been properly reported by the Fund, regardless of the length of time you have owned Fund shares. For individuals, long-term capital gains are generally taxed at a reduced maximum rate.

If, for any calendar year, the Fund’s total distributions exceed both the current taxable year’s earnings and profits and accumulated earnings and profits from prior years, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in the common shares, reducing that basis accordingly. Such distributions exceeding the shareholder’s basis will be treated as gain from the sale or exchange of the shares. When you sell your shares in the Fund, the amount, if any, by which your sales price exceeds your basis in the shares is gain subject to tax. Because a return of capital reduces your basis in the shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the shares.

Generally, after the end of each year, you will be provided with a written notice reporting the amount of ordinary dividend income, capital gain dividends and other distributions (if relevant).

The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you which will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by you (including amounts credited to you as an undistributed capital gain dividend). Any loss realized on a sale or exchange of shares of the Fund will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date of disposition of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, under current law short-term capital gain is taxed at the U.S. federal income tax rates applicable to ordinary income, while long-term capital gain generally is taxed at a reduced maximum U.S. federal income tax rate.

Dividends and other taxable distributions are taxable to shareholders. If the Fund pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

The Fund is required in certain circumstances to withhold, for U.S. federal backup withholding purposes, on taxable dividends and certain other payments paid to non-exempt holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, generally their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS. In addition, the Fund may be required to withhold on distributions to non-U.S. Shareholders.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the SAI that is incorporated by reference into this Prospectus. Shareholders are urged to consult their tax advisors regarding the U.S. federal, foreign, state and local tax consequences of investing in the Fund.

UNDERWRITING

Stifel, Nicolaus & Company, Incorporated, RBC Capital Markets, LLC and Oppenheimer & Co. Inc. are acting as representatives of the underwriters named below. Subject to the terms and conditions stated in the Fund’s underwriting agreement dated September 25, 2012, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to that underwriter, the number of common shares set forth opposite the underwriter’s name.

Underwriters	Number of Common Shares
Stifel, Nicolaus & Company, Incorporated	1,318,000
RBC Capital Markets, LLC	1,184,000
Oppenheimer & Co. Inc.	1,147,000
Robert W. Baird & Co. Incorporated	205,000
BB&T Capital Markets, a division of Scott & Stringfellow, LLC	117,000
Wunderlich Securities, Inc.	227,000
Janney Montgomery Scott LLC	122,000
Ladenburg Thalmann & Co. Inc.	542,000
Boenning & Scattergood, Inc.	60,000
J.J.B. Hilliard, W.L. Lyons, LLC	80,000
Maxim Group LLC	37,000
National Securities Corporation	43,000
Pershing LLC	21,000
Wedbush Securities Inc.	123,000
Revere Securities Corp.	15,000
D.A. Davidson & Co.	28,000
Westminster Financial Securities, Inc.	5,000
Newbridge Securities Corporation	10,000
Crowell, Weedon & Co.	99,000
VSR Financial Services, Inc.	12,000
Dominick & Dominick LLC	5,000

Total	5,400,000

The underwriting agreement provides that the obligations of the underwriters to purchase the common shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the common shares (other than those covered by the over-allotment option described below) if they purchase any of the common shares.

The underwriters propose to offer some of the common shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the common shares to dealers at the public offering price less a concession not to exceed $0.750 per share. The sales load the Fund will pay of $1.125 per share is equal to 4.5% of the initial offering price. The underwriters may allow, and such dealers may reallow, a concession not to exceed $0.750 per share on sales to other dealers. If all of the common shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any common shares purchased on or before September 28, 2012. The representatives have advised the Fund that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to 810,000 additional common shares at the public offering price less the sales load. The underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter will be obligated, subject to certain conditions, to purchase a number of additional common shares approximately proportionate to such underwriter’s initial purchase commitment.

The Fund and all trustees and officers and the holders of all of the Fund’s outstanding stock have agreed that, without the prior written consent of the representatives on behalf of the underwriters, the Fund and they will not, during the period ending 180 days after the date of this Prospectus:

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offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any common shares or any securities convertible into or exercisable or exchangeable for common shares;

•

file any registration statement with the Securities and Exchange Commission relating to the offering of any common shares or any securities convertible into or exercisable or exchangeable for common shares; or

•	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common shares;

whether any such transaction described above is to be settled by delivery of common shares or such other securities, in cash or otherwise. Notwithstanding the foregoing, if (i) during the last 17 days of the 180-day restricted period, the Fund issues an earnings release or announce material news or a material event relating to the Fund; or (ii) prior to the expiration of the 180-day restricted period, the Fund announces that the Fund will release earnings results during the 16-day period beginning on the last day of the 180-day restricted period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release or the announcement of the material news or material event. These lock-up agreements will not apply to the common shares to be sold pursuant to the underwriting agreement or any common shares issued pursuant to the Fund’s Dividend Reinvestment Plan or any preferred share issuance, if any.

To meet the NYSE distribution requirements for trading, the underwriters have undertaken to sell common shares in a manner such that shares are held by a minimum of 400 beneficial owners in lots of 100 or more, at least 1,100,000 common shares are publicly held in the United States and the aggregate market value of publicly held shares in the United States will be at least $60 million. The minimum investment requirement is 100 common shares ($2,500). The Fund’s common shares have been approved for listing on the NYSE, subject to notice of issuance, under the trading or “ticker” symbol “SZC”.

The following table shows the sales load that the Fund will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional common shares.

	Paid by Fund
	No Exercise	Full Exercise
Per share	$1.125	$1.125
Total	$6,075,000	$6,986,250

The Fund and the Investment Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in the common shares after trading in the common shares has commenced on the NYSE. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriters. No assurance can be given as to the liquidity of, or the trading market for, the common shares as a result of any market-making activities undertaken by any underwriter. This Prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the common shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, each of Stifel, Nicolaus & Company, Incorporated, RBC Capital Markets, LLC and Oppenheimer & Co. Inc., on behalf of itself and the other underwriters, may purchase and sell common shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of common shares in excess of the number of common shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of common shares made in an amount up to the number of common shares represented by the underwriters’ over-allotment option. In determining the source of common shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of common shares available for purchase in the open market as compared to the price at which they may purchase common shares through the over-allotment option.

Transactions to close out the covered syndicate short position involve either purchases of common shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of common shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing common shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of common shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of common shares in the open market while the offering is in progress.

The underwriters may impose a penalty bid. Penalty bids permit the underwriting syndicate to reclaim selling concessions allowed to an underwriter or a dealer for distributing common shares in this offering if the syndicate repurchases common shares to cover syndicate short positions or to stabilize the purchase price of the common shares.

Any of these activities may have the effect of preventing or retarding a decline in the market price of common shares. They may also cause the price of common shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

A Prospectus in electronic format may be available on the websites maintained by one or more of the underwriters. Other than this Prospectus in electronic format, the information on any such underwriter’s website is not part of this Prospectus. The representatives may agree to allocate a number of common shares to the underwriters for sale to their online brokerage account holders. The representatives will allocate common shares to the underwriters that may make internet distributions on the same basis as other allocations. In addition, common shares may be sold by the underwriters to securities dealers who resell common shares to online brokerage account holders.

The Fund estimates that its portion of the total expenses of this offering, excluding the underwriting discounts, will be approximately $270,000 ($310,500 if the underwriters exercise their over-allotment option in full).

Prior to the initial public offering of common shares, the Investment Adviser purchased common shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. Prior to this offering, there has been no public or private market for the common shares or any other securities of the Fund. Consequently, the offering price for the common shares was determined by negotiation among the Fund, the Investment Adviser and the representatives. There can be no assurance, however, that the price at which the common shares trade after this offering will not be lower than the price at which they are sold by the underwriters or that an active trading market in the common shares will develop and continue after this offering.

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the common shares, or the possession, circulation or distribution of this Prospectus or any other material relating to the Fund or the common shares in any jurisdiction where action for that purpose is required. Accordingly, the common shares may not be offered or sold, directly or indirectly, and neither this Prospectus nor any other offering material or advertisements in connection with the common shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

Certain of the underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the underwriters and their respective affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Fund or our affiliates for which they received or will receive customary fees and expenses.

The Fund anticipates that Stifel, Nicolaus & Company, Incorporated, RBC Capital Markets, LLC, Oppenheimer & Co. Inc. and other underwriters may from time to time act as brokers in connection with the execution of its portfolio transactions, and after they have ceased to be underwriters, the Fund anticipates that underwriters may from time to time act as dealers in connection with the execution of portfolio transactions.

Pursuant to an engagement letter between the Investment Adviser and Stifel, Nicolaus & Company, Incorporated, the Investment Adviser has agreed to provide Stifel, Nicolaus & Company, Incorporated a right of first refusal to act as the Fund’s lead managing underwriter, exclusive placement agent, exclusive financial advisor or in any other similar capacity, with respect to any registered, underwritten public offering of the Fund’s securities, private placement of the Fund’s securities, merger, acquisition of another company or business, change of control, sale of substantially all assets or other similar transaction, at any time within 12 months after the commencement of this offering. Notwithstanding the foregoing, the right of first refusal will not survive the termination of this offering or the engagement letter.

The principal business address of Stifel, Nicolaus & Company, Incorporated is 237 Park Avenue, 8th Floor, New York, NY 10017. The principal business address of RBC Capital Markets, LLC is Three World Financial Center, 200 Vesey Street, 8th Floor, New York, NY 10281. The principal business address of Oppenheimer & Co. Inc. is 85 Broad Street, 23rd Floor, New York, NY 10004.

Additional Compensation to Underwriters

The Investment Adviser (and not the Fund) has agreed to pay to Stifel, Nicolaus & Company, Incorporated from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as for services related to the sale and distribution of the Fund’s common shares. The structuring fee paid to Stifel, Nicolaus & Company, Incorporated will not exceed 1.15% of the gross offering proceeds, including the common shares subject to the over-allotment option regardless of whether the over-allotment option is exercised. These services are unrelated to the Investment Adviser’s function of advising us as to its investment in securities or use of investment strategies and investment techniques.

The Investment Adviser (and not the Fund) has agreed to pay, from its own assets, a sales incentive fee or additional compensation in connection with the offering to certain qualifying underwriters. The total amounts of these payments paid to any such qualifying underwriters will not exceed 0.50% of the total price of the common shares sold in the offering (including those common shares subject to the over-allotment option regardless of whether the over-allotment option is exercised). The incentive fees are payable based on the dollar volume of common shares purchased by such qualifying underwriter, without taking into account the underwriting discount.

Total underwriting compensation determined in accordance with FINRA rules is summarized as follows. The sales load that the Fund will pay of $1.125 per share is equal to 4.5% of gross proceeds. The Fund has agreed to reimburse the underwriters the reasonable fees and disbursements of counsel to the underwriters in connection with the review by FINRA of the terms of the sale of the common shares and the filing fees incident to the filling of marketing materials with FINRA, in an amount not to exceed $35,000. The Fund has also agreed to reimburse the underwriters’ due diligence expenses, in an amount not to exceed $75,000, and the transportation and other expenses incurred by the underwriters in connection with presentations to prospective purchasers of common shares, in an amount not to exceed $25,000. The Investment Adviser (and not the Fund) will pay sales incentive or additional compensation and structuring fees as described above. Total compensation to the underwriters will not exceed 7.34% of gross proceeds.

OTHER SERVICE PROVIDERS

U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, has entered into a transfer agent servicing agreement with the Fund. Under this agreement, U.S. Bancorp Fund Services, LLC serves as the Fund’s transfer agent, registrar and dividend disbursing agent.

U.S. Bank National Association, which is located at 1555 N. Riveright Dr., Suite 302, Milwaukee, Wisconsin 53212, acts as custodian of the Fund’s securities and other assets.

U.S. Bancorp Fund Services LLC, the Administrator, which is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s administrator pursuant to a fund administration servicing agreement. Pursuant to this agreement, the Administrator provides the Fund with, among other things, compliance oversight, financial reporting oversight and tax reporting. The Administrator acts as the Fund’s fund accountant. The Administrator will assist in the calculation of the Fund’s net asset value. The Administrator will also maintain and keep current the accounts, books, records and other documents relating to the Fund’s financial and portfolio transactions.

LEGAL MATTERS

Certain legal matters will be passed on for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, and for the underwriters by Andrews Kurth LLP, New York, New York in connection with the offering of the common shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Dallas, Texas, is the independent registered public accounting firm of the Fund and is expected to render an opinion annually on the financial statements of the Fund.

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance with those requirements is required to file reports, proxy statements and other information with the Securities and Exchange Commission. Any such reports and other information, including the Fund and Investment Adviser’s code of ethics, can be inspected and copied at the Securities and Exchange Commission’s Public Reference Room, Washington, D.C. 20549-0102. Information on the operation of such public reference facilities may be obtained by calling the Securities and Exchange Commission at (202) 551-8090. Copies of such materials can be obtained from the Securities and Exchange Commission’s Public Reference Room, at prescribed rates, or by electronic request at publicinfo@sec.gov. The Securities and Exchange Commission maintains a website at www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005. Copies of the Fund’s annual and semi-annual reports may be obtained, without charge, upon request mailed to The Cushing® Renaissance Fund, c/o Cushing® MLP Asset Management, LP, 8117 Preston Road, Suite 440, Dallas, Texas 75225 or by calling toll free at (800) 236-4424 and also are made available on the Fund’s website at www.cushingcef.com. You may also call this toll-free telephone number to request other information about the Fund or to make shareholder inquiries. Information on, or accessible through, the Fund’s website is not a part of, and is not incorporated into, this Prospectus.

Additional information regarding the Fund is contained in the registration statement on Form N-2, including the SAI and amendments, exhibits and schedules to the registration statement relating to such shares filed by the Fund with the Securities and Exchange Commission in Washington, D.C. This Prospectus does not contain all of the information set out in the registration statement, including the SAI and any amendments, exhibits and schedules to the registration statement. For further information with respect to the Fund and the common shares offered hereby, reference is made to the registration statement and the SAI. Statements contained in this

Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference. A copy of the registration statement and the SAI may be inspected without charge at the Securities and Exchange Commission’s principal office in Washington, D.C., and copies of all or any part of the registration statement may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 78 of this Prospectus, by calling toll-free at (800) 236-4424, or you may obtain a copy (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov). The SAI is incorporated by reference in its entirety into this Prospectus.

PRIVACY POLICY

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its shareholders with respect to their transactions in shares of the Fund. This information includes:

•

information the Fund receives from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•

information about your transactions with the Fund, its affiliates or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information and other financial information.

The Fund does not disclose any nonpublic personal information about you, the Fund’s other shareholders or the Fund’s former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. To protect your personal information internally, the Fund restricts access to nonpublic personal information about the Fund’s shareholders to those employees who need to know that information to provide services to the Fund’s shareholders. The Fund also maintains certain other safeguards to protect your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

Until October 20, 2012 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

5,400,000 Shares

The Cushing® Renaissance Fund

Common Shares

$25.00 per Share

PROSPECTUS

Stifel Nicolaus Weisel

RBC Capital Markets

Oppenheimer & Co.

Baird

BB&T Capital Markets

Janney Montgomery Scott

Ladenburg Thalmann & Co. Inc.

Wunderlich Securities

Boenning & Scattergood, Inc.

J.J.B. Hilliard, W.L. Lyons, LLC

Maxim Group LLC

National Securities Corporation

Pershing LLC

Wedbush Securities Inc.

The Cushing® Renaissance Fund

Statement of Additional Information

The Cushing® Renaissance Fund (the “Fund”), a Delaware statutory trust, is a newly organized, non-diversified, closed-end management investment company. The Fund’s investment objective is to seek high total return with an emphasis on current income. No assurance can be given that the Fund’s investment objective will be achieved.

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated September 25, 2012. Investors should obtain and read the Prospectus prior to purchasing common shares. A copy of the Prospectus may be obtained, without charge, by calling the Fund at (800) 236-4424.

The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (“SEC”). The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission’s office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

The Fund is managed by Cushing® MLP Asset Management, LP (the “Investment Adviser”).

This Statement of Additional Information is dated September 25, 2012.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s common shares of beneficial interest, par value $.001 (the “common shares”), have been approved for listing on the New York Stock Exchange (the “NYSE”), subject to notice of issuance, under the symbol “SZC”.

INVESTMENT STRATEGIES AND RISKS

The sections below describe, in greater detail than in the Prospectus, some of the different types of investments that may be made by the Fund and the investment practices in which the Fund may engage. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund’s principal investment strategies are discussed in the Prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

Master Limited Partnership Interests

Master limited partnerships are formed as limited partnerships or limited liability companies and are treated as partnerships for U.S. federal income tax purposes. The equity securities issued by many MLPs are listed and traded on a U.S. exchange. An MLP typically issues general partner and limited partner interests. The general partner manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from certain qualifying sources as described in the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. The general partner may be structured as a private or publicly-traded corporation or other entity. The general partner typically controls the operations and management of the entity through an up to 2% general partner interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner interests. The limited partners, through their ownership of limited partner interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).

Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions. Moreover, the terms of an MLP’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the MLP as a transaction with a non-affiliate.

MLP Equity Securities. Equity securities issued by MLPs typically consist of common units, subordinated units and a general partner interests.

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Common Units. The common units of many MLPs are listed and traded on national securities exchanges, including the NYSE, the American Stock Exchange (the “AMEX”) and the NASDAQ Stock Market (the “NASDAQ”). Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the minimum quarterly distribution (the” MQD”), including arrearage rights, from the issuer. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. The Fund may invest in different classes of common units that may have different voting, trading, and distribution rights.

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Subordinated Units. Subordinated units, which, like common units, represent limited partner interests, are not typically listed on an exchange or publicly traded. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. The Fund may invest in different classes of subordinated units that may have different voting, trading, and distribution rights.

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General Partner Interests. The general partner interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment. General partner interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the incentive distribution rights, GP MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution.

I-Shares. I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect limited partner interest in the MLP. I-units have features similar to MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE.

Repurchase Agreements

The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Investment Adviser under guidelines approved by the Board of Trustees. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

Reverse Repurchase Agreements

A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate cash and/or liquid securities equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of cash and/or liquid securities at least equal to the amount of any purchase commitment, such transactions would be subject to the Fund’s limitations on borrowings.

Rights and Warrants

The Fund may invest in rights and warrants. Warrants are in effect longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. Rights are similar to warrants except that they have a substantially shorter term. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus producing a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised.

Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company and may lack a secondary market.

Depository Receipts

The Fund may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations of non-U.S. securities.

When-Issued and Delayed Delivery Transactions

The Fund may purchase and sell portfolio securities on a when-issued and delayed delivery basis. No income accrues to the Fund on securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for the Fund’s portfolio consistent with the Fund’s investment objectives and policies and not for the purpose of investment leverage.

Since the market value of both the securities or currency subject to the commitment and the securities or currency held as segregated assets may fluctuate, the use of commitments may magnify the impact of interest rate changes on the Fund’s net asset value. A commitment sale is covered if the Fund owns or has the right to acquire the underlying securities or currency subject to the commitment. A commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security or currency which the Fund owns or has the right to acquire. By entering into a commitment sale transaction, the Fund foregoes or reduces the potential for both gain and loss in the security which is being hedged by the commitment sale.

Short Sales Against the Box

The Fund may from time to time make short sales of securities it owns or has the right to acquire. A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is required to recognize gain from the short sale for federal income tax purposes at the time it enters into the short sale, even though it does not receive the sales proceeds until it delivers the securities. The Fund is said to have a short position in the securities sold until it delivers such securities at which time it receives the proceeds of the sale. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio.

STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various investment strategies as described below (“Strategic Transactions”). Strategic Transactions may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any Strategic Transaction by the Fund is a function of numerous variables including market conditions. The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of liquid assets when mandated by SEC rules or SEC staff positions. Although the Investment Adviser seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

General Risks of Derivatives

Strategic Transactions may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate, or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which the Fund may use and the risks of those instruments are described in further detail below. The Fund may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with the Fund’s investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by the Fund will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

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Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the Fund’s interests. The Fund bears the risk that the Investment Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for the Fund.

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Derivatives may be subject to pricing or “basis” risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

•	Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to the Fund.

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Using derivatives as a hedge against a portfolio investment presents the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in the Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for “cross hedging” purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

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While using derivatives for hedging purposes can reduce the Fund’s risk of loss, it may also limit the Fund’s opportunity for gains or result in losses by offsetting or limiting the Fund’s ability to participate in favorable price movements in portfolio investments.

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Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.

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The use of certain derivatives transactions involves the risk of loss resulting from the insolvency or bankruptcy of the other party to the contract (the “counterparty”) or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

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Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

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Certain derivatives transactions, including OTC options, swaps, forward contracts, certain options on foreign currencies and other OTC derivatives, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available, the Fund will be unable to enter into a desired transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result the Fund would bear greater risk of default by the counterparties to such transactions.

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The Fund may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

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As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in a losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•	Certain derivatives, including certain OTC options and swap agreements, may be considered illiquid.

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Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to sell portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged.

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Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays the Fund’s ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

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Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages, and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country’s economy. There is no systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for the Fund to respond to such events in a timely manner.

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Legislation regarding regulation of the financial sector, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, could change the way in which derivative instruments are regulated and/or traded. Such regulation may impact the availability, liquidity and cost of derivative instruments. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use certain derivative instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to utilize certain derivatives transactions or achieve its investment objective.

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In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, in August 2011 the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund. The Investment Adviser cannot predict the effects of these regulations on the Fund’s portfolio.

The Investment Adviser intends to monitor developments and seeks to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

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Recently, the U.S. Commodity Futures Trading Commission (“CFTC”) adopted amendments to its rules relating to the ability of an investment adviser to a registered investment company to claim an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”). If the Investment Adviser was unable to claim the exclusion with respect to the Fund, the Investment Adviser would become subject to registration and regulation as a commodity pool operator, which would subject the Investment Adviser and the Fund to additional registration and regulatory requirements and increased operating expenses. The Fund intends to limit its investments such that the Investment Adviser may continue to claim the exclusion with respect to the Fund, which may limit the Fund’s ability to use certain Strategic Transactions, including futures, options on futures and swaps. Certain rules related to these amendments have not yet been finalized or proposed and as a result the impact of the rule changes on the operations of the Fund and the Investment Adviser is not fully known at his time.

Options

An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the “option writer”) the underlying security at a specified fixed price (the “exercise price”) prior to a specified date (the “expiration date”). The buyer of the option pays to the option writer the option premium, which represents the purchase price of the option.

Exchange-traded options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such option. OTC options are purchased from or sold to counterparties through direct bilateral agreement between the counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, are settled in cash in an amount based on the value of the underlying instrument multiplied by a specified multiplier.

Writing Options. The Fund may write call and put options. As the writer of a call option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised the Fund is not required to deliver the underlying security but retains the premium received.

The Fund may write call options that are “covered.” A call option on a security is covered if (a) the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by the Fund in segregated liquid assets) upon conversion or exchange of other securities held by the Fund; or (b) the Fund has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets.

Selling call options involves the risk that the Fund may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, the Fund gives up the opportunity during the option’s life to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

The Fund may also write uncovered call options (i.e., where the Fund does not own the underlying security or index). Similar to a naked short sale, writing an uncovered call creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the call option if it is exercised before it expires. There can be no assurance that the securities necessary to cover the call option will be available for purchase. Purchasing securities to cover an uncovered call option can itself cause the price of the securities to rise, further exacerbating the loss.

The Fund may write put options. As the writer of a put option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, the Fund is not required to receive the underlying security in exchange for the exercise price but retains the option premium.

The Fund may write put options that are “covered.” A put option on a security is covered if (a) the Fund segregates liquid assets equal to the exercise price; or (b) the Fund has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

Selling put options involves the risk that the Fund may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While the Fund’s potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Fund’s risk of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

The Fund may also write uncovered put options. The seller of an uncovered put option theoretically could lose an amount equal to the entire aggregate exercise price of the option if the underlying security were to become valueless.

The Fund may close out an options position which it has written through a closing purchase transaction. The Fund would execute a closing purchase transaction with respect to a call option written by purchasing a call option on the same underlying security and having the same exercise price and expiration date as the call option written by the Fund. The Fund would execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by the Fund. A closing purchase transaction may or may not result in a profit to the Fund. The Fund could close out its position as an option writer only if a liquid secondary market exists for options of that series and there is no assurance that such a market will exist with respect to any particular option.

The writer of an option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require the Fund to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.

Purchasing Options. The Fund may purchase call and put options. As the buyer of a call option, the Fund pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, the Fund could exercise the option and acquire the underlying security at a below market price, which could result in a gain to the Fund, minus the premium paid. As the buyer of a put option, the Fund pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, the Fund could exercise the option and sell the underlying security at an above market price, which could result in a gain to the Fund, minus the premium paid. The Fund may buy call and put options whether or not it holds the underlying securities.

As a buyer of a call or put option, the Fund may sell put or call options that it has purchased at any time prior to such option’s expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security’s dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to the Fund. The Fund’s ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If the Fund does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices than exchange-traded options. However, unlike exchange-traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Investment Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, the Fund may be unable to enter into closing sale transactions with respect to OTC options.

Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the value of the underlying index. The underlying index may be a broad-based index or a narrower market index. Unlike options on securities, all settlements are in cash. The settlement amount, which the writer of a index option must pay to the holder of the option upon exercise, is generally equal to the difference between the fixed exercise price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to the Fund on index options transactions will depend on price movements in the underlying securities market generally or in a particular segment of the market rather than price movements of individual securities. As with other options, the Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Index options written by the Fund may be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. The Fund may cover call options written on an index by owning securities whose price changes, in the opinion of the Investment Adviser, are expected to correlate to those of the underlying index.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on United States and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. As with other options, the Fund may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options. Foreign currency options written by the Fund may be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets.

Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•	The exercise of options written or purchased by the Fund could cause the Fund to sell portfolio securities, thus increasing the Fund’s portfolio turnover.

•

The Fund pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

•	The Fund’s options transactions may be limited by limitations on options positions established by the exchanges on which such options are traded.

•

The hours of trading for exchange listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

•

Index options based upon a narrower index of securities may present greater risks than options based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a small number of securities.

•

The Fund is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by the Fund in connection with options transactions.

Futures Contracts

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time (the “settlement date”). Futures contracts may be based on a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (forward contracts and currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be “long” the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be “short” the contract. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date and cannot be “exercised” at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures and interest rate futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to interest rates, foreign currencies and broad-based securities indexes). In the case of cash settled futures contracts, the settlement amount is equal to the difference between the reference instrument’s price on the last trading day of the contract and the reference instrument’s price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions (except currency forward contracts) are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit “initial margin” with a futures commodities merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, the party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The process is known as “marking-to-market.” Upon the closing of a futures position through an the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to the Fund.

In addition, the Fund may be required to maintain segregated liquid assets in order to cover futures transactions. The Fund will segregate liquid assets in an amount equal to the difference between the market value of a futures contract entered into by the Fund and the aggregate value of the initial and variation margin payments made by the Fund with respect to such contract.

Currency Forward Contracts and Currency Futures. A foreign currency forward contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a foreign currency forward contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. Currency futures are similar to currency forward contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into forward contracts.

Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, the Fund would also be subject to initial and variation margin requirements on the option position.

Options on futures contracts written by the Fund may be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. The Fund may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out the Fund’s futures position.

Additional Risk of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•

The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to the Fund.

•

Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, the Fund would be required to make daily cash payments to maintain its required margin. The Fund may be required to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The Fund could lose margin payments deposited with a futures commodities merchant if the futures commodities merchant breaches its agreement with the Fund, becomes insolvent or declares bankruptcy.

•

Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, the Fund could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit the Fund’s potential losses.

•

Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

Swap Contracts and Related Derivative Instruments

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. Accordingly, the Investment Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments, U.S. dollar denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with the Fund’s investment objectives and policies, the Fund is not limited to any particular form or variety of swap contract. The Fund may utilize swaps to increase or decrease their exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. The Fund may also enter into related derivative instruments including caps, floors and collars.

The Fund may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by the Fund to the swap counterparty will be covered by segregating liquid assets. If the Fund enters into a swap agreement on other than a net basis, the Fund will segregate liquid assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Interest Rate Swaps, Caps, Floors and Collars. Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis.

The Fund may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rate of values. Caps, floors and collars may be less liquid that other types of swaps. If the Fund sells caps, floors and collars, it will segregate liquid assets with a value equal to the full amount, accrued daily, of the Fund’s net obligations with respect to the caps, floors or collars.

Index Swaps. An index swap consists of an agreement between two parties in which a party exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.

Currency Swaps. A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps. The Fund may enter into credit default swap contracts and options thereon. A credit default swap consists of an agreement between two parties in which the “buyer” agrees to pay to the “seller” a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par value (or other agreed-upon value ) of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of the referenced debt obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Fund may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, the Fund would pay to the counterparty the periodic stream of payments. If no default occurs, the Fund would receive no benefit from the contract. As the seller in a credit default swap, the Fund would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default. The Fund will generally segregate liquid assets to cover any potential obligation under a credit default swap (i.e. the notional amount of the swap) sold by it. The use of credit default swaps could result in losses to the Fund if the Investment Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

Inflation Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value of the Fund against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement.

Swaptions. An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

•

Swap agreements are not traded on exchanges and not subject to government regulation like exchange-traded derivatives. As a result, parties to a swap agreement are not protected by such government regulations as participants in transactions in derivatives traded on organized exchanges.

•

In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

•

The swaps market is a relatively new market and is largely unregulated. It is possible that further developments in the swaps market, including potential governmental regulation, could adversely affect the Fund’s ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

Structured Products

The Fund also may invest a portion of its assets in structured notes and other types of structured investments (referred to collectively as “structured products”). A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. The cash flow or rate of return on a structured note may be determined by applying a multiplier to the rate of total return on the referenced factor. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured note.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The Fund may have the right to receive payments to which it is entitled only from the structured investment, and generally does not have direct rights against the issuer. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured investment vehicles generally pay their share of the investment vehicle’s administrative and other expenses.

Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Combined Transactions

Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. The Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Investment Adviser, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Regulatory Matters

As described herein, the Fund may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating or earmarking liquid assets equal in value to the Fund’s potential economic exposure under the transaction. The Fund will cover such transactions as described herein or in such other manner as may be in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Segregated or earmarked liquid assets and assets held in margin accounts are not otherwise available to the Fund for investment purposes. If a large portion of the Fund’s assets are used to cover derivatives transactions or are otherwise segregated, it could affect portfolio management or other current obligations. With respect to derivatives which are cash-settled (i.e., have no physical delivery requirement), the Fund is permitted to segregate or earmark cash and/or liquid securities in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the daily net liability) under the derivative, if any, rather than the derivative’s full notional value or the market value of the instrument underlying the derivative, as applicable. By segregating or earmarking cash and/or liquid securities equal to only its net obligations under cash-settled derivatives, the Fund will have the ability to employ a form of leverage through the use of certain derivative transactions to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.

Each of the exchanges and other trading facilitates on which options are traded has established limitations on the maximum number of put or call options on a given underlying security that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on different exchanges or through one or more brokers. These position limits may restrict the number of listed options which the Fund may write. Option positions of all investment companies advised by the Investment Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

INVESTMENT RESTRICTIONS

The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Fund shall not:

1. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

3. Invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry, except as otherwise provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time; provided, however, that the Fund will, in normal circumstances, invest more than 25% of its assets in the industry or group of industries that constitute the energy sector and may invest to an unlimited degree in securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions.

4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the respective Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the respective Fund from the provisions of the 1940 Act, as amended from time to time.

The rest of the Fund’s investment policies, including the Fund’s investment objective and percentage parameters described in the Fund’s Prospectus, are not fundamental policies of the Fund and may be changed without shareholder approval.

MANAGEMENT OF THE FUND

Board of Trustees

The Board of Trustees of the Fund has overall responsibility for monitoring the operations of the Fund and for supervising the services provided by the Investment Adviser and other organizations. The officers of the Fund are responsible for managing the day-to-day operations of the Fund.

Set forth below is information with respect to each of the Trustees and officers of the Fund, including their principal occupations during the past five years. The business address of the Fund, its Trustees and Officers is 8117 Preston Road, Suite 440, Dallas, Texas 75225.

Name and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served (1)	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Brian R. Bruce (1955)	Trustee and Chairman of the Audit Committee	Trustee since 2010	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 - present) (registered investment adviser). Previously, Director of Southern Methodist University’s ENCAP Investment & LCM Group Alternative Asset Management Center (2006 - 2011). Previously, Chief Investment Officer of Panagora Asset Management, Inc. (1999 - 2007) (investment management company).	5	CM Advisers Family of Funds (2 series) (2003 - present) and Dreman Contrarian Funds (2 series) (2007 - present).

Edward N. McMillan (1947)	Trustee and Lead Independent Trustee	Trustee since 2010	Retired. Private investor with over 35 years of experience in asset management, investment banking and general business matters.	5	None.

Ronald P. Trout (1939)	Trustee and Chairman of the Nominating, Corporate Governance and Compensation Committee	Trustee since 2010	Retired. Previously, founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 - 2002) (investment management company).	5	Dorchester Minerals LP (2008 - present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.)

Interested Trustee
Jerry V. Swank(2)* (1951)	Trustee, Chairman of the Board, Chief Executive Officer and President	Trustee since 2010	Managing Partner of the Investment Adviser and founder Swank Capital, LLC of (2000 - present).	5	E-T Energy Ltd. (2008 - present). (developing, operating, producing and selling recoverable bitumen); Central Energy Partners, LP (storage and transportation of refined petroleum products and petrochemicals).

(1)	After a Trustee’s initial term, each Trustee is expected to serve a two year term concurrent with the class of Trustees for which he serves.
–	Messrs. Bruce and Trout, as Class I Trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.
–	Messrs. Swank and McMillan , as Class II Trustees, are expected to stand for re-election at the Fund’s 2014 annual meeting of shareholders.
(2)	The “Fund Complex” includes each other registered investment company for which the Investment Adviser serves as investment adviser. As of the date of this SAI, there are five funds (including the Fund) in the “Fund Complex.”
*	Mr. Swank is an “interested person” of the Fund, as defined under the 1940 Act, by virtue of his position as Managing Partner of the Investment Adviser.

Trustee Qualifications

The Board of Trustees has determined that each Trustee should to serve as such based on several factors (none of which alone is decisive). Among the factors the Board of Trustees considered when concluding that an individual should serve on the Board of Trustees were the following: (i) availability and commitment to attend meetings and perform the responsibilities of a Trustee, (ii) personal and professional background, (iii) educational background, (iv) financial expertise, and (v) ability, judgment, attributes and expertise. In respect of each current Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a trustee of the Fund.

Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board of Trustee’s conclusion that an individual should serve on the Board of Trustees. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the 1933 Act or the rules and regulations of the SEC.

Brian R. Bruce. Mr. Bruce has served as a Trustee of funds in the Fund Complex since 2007. Through his experience as a Trustee of and Chairman of the Audit Committee of Fund in the Fund Complex and certain other registered investment companies, as a professor at Southern Methodist University’s Cox School of Business and Director of the ENCAP Investments & LCM Group Alternative Asset Management Center and as a chief executive officer, and formerly chief investment officer, of investment management firms, Mr. Bruce is experienced in financial, accounting, regulatory and investment matters.

Edward N. McMillan. Mr. McMillan has served as a Trustee of Funds in the Fund complex since 2007. Through his experience as lead independent Trustee of Funds in the Fund complex, 35 years of investment management experience, including as president of a small cap equity management firm, and prior service as chairman of the board of four registered investment companies, Mr. McMillan is experienced in financial, regulatory and investment matters.

Ronald P. Trout. Mr. Trout has served as a Trustee of Funds in the Fund complex since 2007. Through his experience as a Trustee of Funds in the Fund complex, as founding partner and senior vice president of an investment management firm and his service on the board of a publicly traded natural resources company, Mr. Trout is experienced in financial, regulatory and investment matters.

Jerry V. Swank. Mr. Swank has served as a Trustee of Funds in the Fund complex since 2007. Through his experience as a Trustee and chairman of the Board of Trustees of Funds in the Fund complex, managing partner of the Investment Adviser and founder of Swank Capital, LLC and his extensive professional experience, with investment firms and an oil & gas research and consulting, Mr. Swank is experienced in financial, regulatory and investment matters.

Executive Officers

The following information relates to the executive officers of the Funds who are not Trustees. The officers of the Fund were appointed by the Board of Trustees and will serve until their respective successors are chosen and qualified.

Name and Year of Birth	Position	Principal Occupation During the Past Five Years

John H. Alban (1963)	Chief Financial Officer and Treasurer	Chief Operating Officer (“COO”) and Chief Financial Officer of the Investment Adviser (2010 - present). Previously, Chief Administrative Officer of NGP Energy Capital Management (2007 - 2009); COO of Spinnerhawk Capital Management, L.P. (2005 - 2007).

Daniel L. Spears (1972)	Executive Vice President	Partner and portfolio manager of the Investment Adviser (2006 - present). Executive Vice President of other funds in the Fund Complex. Previously, investment banker at Banc of America Securities, LLC (1998 - 2006).

Barry Y. Greenberg (1963)	Chief Compliance Officer and Secretary	General Counsel and Chief Compliance Officer of the Investment Adviser (2010-present); Partner at Akin Gump Strauss Hauer & Feld LLP (2005 - 2010); Vice President, Legal, Compliance and Administration at American Beacon Advisors (1995 - 2005); Attorney and Branch Chief at the U.S. Securities and Exchange Commission (1988 - 1995).

Judd B. Cryer (1975)	Senior Vice President	Senior Vice President and Research Analyst of the Investment Adviser (2005 - present). Previously, a consulting engineer at Utility Engineering Corp. (1999 - 2003) and a project manager with Koch John Zink Company (1996 - 1998).

Board Leadership Structure

The primary responsibility of the Board of Trustees is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Fund’s day-to-day operations are managed by the Investment Adviser and other service providers who have been approved by the Board. The Board is currently comprised of four Trustees, three of whom are classified under the 1940 Act as “non-interested” persons of the Fund (“Independent Trustees”) and one of whom is classified as an interested person of the Fund (“Interested Trustee”). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

An Interested Trustee, Mr. Jerry V. Swank, currently serves as Chairman of the Board. The Chairman of the Board presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Independent Trustees have selected Mr. Edward N. McMillan as lead Independent Trustee. The lead Independent Trustee participates in the planning of Board meetings, seeks to encourage open dialogue and independent inquiry among the trustees and management, and performs such other functions as may be requested by the Independent Trustees from time to time.

The Board meets regularly four times each year to discuss and consider matters concerning the Fund, and also holds special meetings to address matters arising between regular meetings. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone. The Independent Trustees are advised by independent legal counsel and regularly meet outside the presence of Fund management.

The Trustees have determined that the efficient conduct of the Trustees’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The committees of the Board are the Audit Committee and the Nominating, Corporate Governance and Compensation Committee. The functions and role of each Committee are described below under “Board Committees.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board has determined that this leadership structure, including a Chairman of the Board who is an Interested Trustee, a Lead Independent Trustee, a supermajority of Independent Trustees and Committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Fund. In reaching this conclusion, the Board considered, among other things, the role of the Investment Adviser in the day-to-day management of Fund affairs, the extent to which the work of the Board will be conducted through the Committees, the projected net assets of the Fund and the management, distribution and other service arrangements of the Fund. The Board also believes that its structure, including the presence of one Trustee who is an executive officer of the Investment Adviser, facilitates an efficient flow of information concerning the management of the Fund to the Independent Trustees.

Board Committees

Nominating, Corporate Governance and Compensation Committee. Messrs. Bruce, McMillan and Trout, who are not “interested persons” of the Fund, as defined in the 1940 Act, serve on the Fund’s Nominating, Corporate Governance and Compensation Committee. Mr. Trout serves as chairman of the Nominating, Corporate Governance and Compensation Committee. As part of its duties, the Nominating, Corporate Governance and Compensation Committee makes recommendations to the full Board with respect to candidates for the Board in the event that a position is vacated or created. The Nominating, Corporate Governance and Compensation Committee would consider Trustee candidates recommended by Shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. In considering candidates submitted by Shareholders, the Nominating, Corporate Governance and Compensation Committee will take into consideration the needs of the Board and the qualifications of the candidate.

Audit Committee. Messrs. Bruce, McMillan and Trout, who are not “interested persons” of the Fund, as defined in the 1940 Act, serve on the Fund’s Audit Committee. Mr. Bruce serves as chairman of the Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and acting as a liaison between the Board and the Fund’s independent registered public accounting firm.

Board’s Role in Risk Oversight

The Fund has retained the Investment Adviser to provide investment advisory services and certain administrative services. The Investment Adviser is primarily responsible for the management of risks that may arise from Fund investments and operations. Certain employees of the Investment Adviser serve as the Fund’s officers, including the Fund’s President, Chief Executive Officer and Chief Financial Officer. The Board of Trustees

oversees the performance of these functions by the Investment Adviser, both directly and through the Committee structure the Board of Trustees has established. The Board of Trustees will receive from the Investment Adviser reports on a regular and as-needed basis relating to the Fund’s investment activities and to the actual and potential risks of the Fund, including reports on investment risks, compliance with applicable laws, and the Fund’s financial accounting and reporting. In addition, the Board of Trustees will meet periodically with the portfolio managers of the Fund to receive reports regarding the portfolio management of the Fund and its performance and investment risks.

In addition, the Board of Trustees has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures of the Fund that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, and will provide presentations to the Board of Trustees at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board of Trustees will discuss relevant risks affecting the Fund with the CCO at these meetings. The Board of Trustees has approved the Compliance Policies and will review the CCO’s reports. Further, the Board of Trustees will annually review the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

Shareholder Communications

Shareholders may send communications to the Fund’s Board of Trustees. Shareholders should send communications intended for the Fund’s Board of Trustees by addressing the communications directly to the Board of Trustees (or individual Board member(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board of Trustees (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified above for each Trustee. Other shareholder communications received by the Fund not directly addressed and sent to the Board of Trustees will be reviewed and generally responded to by management and will be forwarded to the Board of Trustees only at management’s discretion based on the matters contained in those communications.

Remuneration of Trustees and Officers

Each Trustee who is not an “interested person,” as defined by the 1940 Act, of the Trust is paid: (i) an annual retainer of $25,000; (ii) a fee of $2,000 for each in-person meeting of the Board attended; (iii) a fee of $1,000 for each Audit Committee meeting attended; and (iv) a fee of $500 for each telephonic meeting of the Board attended; provided, however, that each Trustee has agreed to waive all or a portion of such fees until the Fund acquires $100 million of assets. Such trustee fees are allocated among all Funds in the Fund Complex. Officers of the Fund, all of whom are members, officers, or employees of the Investment Adviser, or their affiliates, receive no compensation from the Fund.

Trustee(1)	Aggregate Estimated Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses(2)	Estimated Annual Benefits Upon Retirement(2)	Total Compensation from Fund and Fund Complex Paid to Trustees(3)
INDEPENDENT TRUSTEES:
Brian R. Bruce	$35,000	None	None	$70,000
Edward N. McMillan	$35,000	None	None	$70,000
Ronald P. Trout	$35,000	None	None	$70,000

(1)	Trustees not entitled to compensation are not included in the table.
(2)	The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.
(3)	As of the end of the most recently completed fiscal year. The “Fund Complex” includes the Fund and each other registered investment company for which the Investment Adviser serves as investment adviser. As of the date of this SAI, there are four funds (including the Fund) in the Fund Complex.

Trustee Share Ownership

As of December 31, 2011, each Trustee of the Fund beneficially owned equity securities of the Fund and all of the registered investment companies in the family of investment companies overseen by the Trustee in the dollar range amounts specified below.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
INDEPENDENT TRUSTEES:
Brian R. Bruce	None	$50,001 - $100,000
Edward N. McMillan	None	$50,001 - $100,000
Ronald P. Trout	None	$10,001 - $50,000

INTERESTED TRUSTEE:
Jerry V. Swank	over $100,000 (2)	over $100,000

(1)	The “Family of Investment Companies” includes the Fund and each other registered investment company for which the Investment Adviser serves as investment adviser. As of the date of this SAI, there are five funds (including the Fund) in the Family of Investment Companies.
(2)	The Investment Adviser has purchased common shares of the Fund in order to provide the Fund with over $100,000 of net capital as required by the 1940 Act. By virtue of his control of the Investment Adviser, Mr. Swank may be deemed to beneficially own the common shares of the Fund held by the Investment Adviser.

Portfolio Management

Jerry V. Swank, Daniel L. Spears and Judd B. Cryer (the “portfolio managers”) are primarily responsible for the day-today management of the Fund’s portfolio. The following section discusses the accounts managed by the portfolio managers, the structure and method of their compensation and potential conflicts of interest.

Other Accounts Managed by the Portfolio Managers. The following table reflects information regarding accounts for which each portfolio manager has day-to-day management responsibilities (other than the Fund). Accounts are grouped into three categories: (a) registered investment companies, (b) other pooled investment accounts, and (c) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Asset amounts are approximate and have been rounded.

As of June 29, 2012, Mr. Swank managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	4	$880,560,063	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	6	$772,921,945	6	$772,921,945
Other Accounts	1	$10,154,185	1	$10,154,185

As of June 29, 2012, Mr. Spears managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	3	$863,398,816	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	1	$94,794,376	1	$94,794,376
Other Accounts	0	$0	0	$0

As of June 29, 2012, Mr. Cryer managed or was a member of the management team for the following client accounts (including the Fund):

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	3	$863,398,816	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	0	$0	0	$0
Other Accounts	0	$0	0	$0

Compensation and Potential Conflicts of Interest. Messrs. Swank, Spears and Cryer are compensated by the Investment Adviser. Mr. Swank and Mr. Spears are principals of the Investment Adviser and are compensated through partnership distributions that are based primarily on the profits and losses of the Investment Adviser. The partnership distributions are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. Mr. Cryer receives a fixed salary and a discretionary bonus based on the pre-tax performance of the Fund and other portfolios for which he serves as a portfolio manager. Some of the other accounts managed by Messrs. Swank, Spears and Cryer have investment strategies that are similar to the Fund’s investment strategy. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

Securities Ownership of the Portfolio Manager.

Jerry V. Swank. Over $100,000. The Investment Adviser has purchased common shares of the Fund in order to provide the Fund with over $100,000 of net capital as required by the 1940 Act. By virtue of his control of the Investment Adviser, Mr. Swank may be deemed to beneficially own the common shares of the Fund held by the Investment Adviser.

Daniel L. Spears. None.

Judd B. Cryer. None.

Advisory Agreement

Cushing® MLP Asset Management, LP acts as the investment adviser to the Fund. The Investment Adviser’s principal business address is 8117 Preston Road, Suite 440, Dallas, Texas 75225.

The Investment Adviser provides investment advisory services to the Fund pursuant to the terms of an Investment Advisory Agreement (the “Investment Management Agreement”), dated July 26, 2012, between the Investment Adviser and the Fund. The Investment Management Agreement has an initial term expiring two years after the date of its execution, and may be continued in effect from year to year thereafter subject to the approval thereof by (1) the Board of Trustees or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Management Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice by either party. The Fund may terminate by action of the Board of Trustees or by a vote of a majority of the Fund’s outstanding voting securities (accompanied by appropriate notice), and the Investment Management Agreement will terminate automatically upon its assignment (as defined in the 1940 act and the rules thereunder). The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board of Trustees or by vote of a majority of outstanding voting securities, in the event that it is established by a court of competent jurisdiction that the Investment Adviser or any principal, officer or employee of the Investment Adviser has taken any action that results in a breach of the covenants of the Investment Adviser set out in the Investment Management Agreement. The Investment Management Agreement will provide that the Investment Adviser will not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention will have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation will have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

Pursuant to the Investment Management Agreement, the Investment Adviser is responsible for managing the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, placing orders to purchase and sell securities on behalf of the Fund and managing the other business and affairs of the Fund, all subject to the supervision and direction of the Fund’s Board of Trustees. Although the Investment Adviser intends to devote such time and effort to the business of the Fund as is reasonably necessary to perform its duties to the Fund, the services of the Investment Adviser are not exclusive, and the Investment Adviser provides similar services to other clients and may engage in other activities.

Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Investment Adviser a fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s Managed Assets during such month (the “Management Fee”) for the services and facilities provided by the Investment Adviser to the Fund. The Investment Adviser has agreed to waive 0.25% of its Management Fee during the Fund’s first twelve months of operations. Because the Management Fee is based upon a percentage of the Fund’s Managed Assets, the Management Fee will be higher if the Fund employs leverage. Therefore, the Investment Adviser will have a financial incentive to use leverage, which may create a conflict of interest between the Investment Adviser and the Fund’s common shareholders.

The Investment Adviser also provides such additional administrative services as the Fund may require beyond those furnished by the Administrator and furnishes, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary in connection with the operations of the Fund. In addition, the Investment Adviser pays the salaries of officers of the Fund who are employees of the Investment Adviser and any fees and expenses of Trustees of the Fund who are also officers, directors, or employees of the Investment Adviser or who are officers or employees of any company affiliated with the Investment Adviser and bears the cost of telephone service, heat, light, power, and other utilities associated with the services it provides.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the oversight of the Board of Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the negotiation of the commissions to be paid on brokerage transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Investment Adviser to seek the best execution at the best security price available with respect to each transaction in light of the overall quality of brokerage and research services provided to the Investment Adviser. In selecting broker/dealers and in negotiating commissions, the Investment Adviser will consider, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.

Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental to those transactions (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, the Investment Adviser may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Investment Adviser or to the Fund. The Investment Adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Investment Adviser.

The Investment Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities on behalf of the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Investment Adviser are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the views of the persons responsible for recommending investments to the Fund and such other accounts and funds.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. Unless otherwise noted, this discussion assumes that the Fund’s shares are held by U.S. persons and that the Fund’s shareholders hold their common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders (including shareholders owning a large position in the Fund), and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors regarding the U.S. federal, state, local and foreign tax consequences of investing in the Fund.

Taxation of the Fund

The Fund intends to elect to be, and to qualify for special tax treatment afforded to, a regulated investment company (“RIC”) under Subchapter M of the Code. As long as it so qualifies, in any taxable year in which it meets the distribution requirements described below, the Fund (but not its shareholders) will not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net recognized capital gains.

In order to qualify to be taxed as a RIC, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from the following sources, which are referred herein as “Qualifying Income”: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities, loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that derive less than 90% of their gross income from the items described in clause (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other regulated investment companies), (II) any two or more issuers (other than regulated investment companies) that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

Income from the Fund’s investments in equity interests of MLPs that are not Qualified Publicly Traded Partnerships (if any) will be Qualifying Income to the extent it is attributable to items of income of such MLP that would be Qualifying Income if earned directly by the Fund.

The Fund’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) its net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Fund intends to distribute annually all or substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain (as defined below), it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

The Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to a tax on such amount at regular corporate tax rates. If the Fund retains any net capital gain, it expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes its share of such undistributed net capital gain, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability, if any, and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its tax basis in its common shares by the excess of the amount described in clause (i) over the amount described in clause (ii).

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax at the Fund level. To avoid the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year and (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

Dividends and distributions will be treated as paid during the calendar year if they are paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such dividend or distribution paid during January of the following year will be deemed to be received by the Fund’s shareholders on December 31 of the year the dividend or distribution was declared, rather than when the dividend or distribution is actually received.

If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed on all of its taxable income in the same manner as an ordinary corporation and distributions to the Fund’s shareholders would not be deductible by the Fund in computing its taxable income. In such case, distributions generally would be eligible (i) through 2012, for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its shareholders its accumulated earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund as an additional tax. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

Gain or loss on the sale of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions (including the dividends received deduction), (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

The MLPs in which the Fund intends to invest are expected to be treated as partnerships for U.S. federal income tax purposes. The cash distributions received by the Fund from an MLP may not correspond to the amount of income allocated to the Fund by the MLP in any given taxable year. If the amount of income allocated by an MLP to the Fund exceeds the amount of cash received by the Fund from such MLP, the Fund may have difficulty making distributions to its shareholders in the amounts necessary to satisfy the requirements for maintaining its status as a RIC or avoiding U.S. federal income or excise taxes. Accordingly, the Fund may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.

The Fund expects that the income derived by the Fund from the MLPs in which it invests will be Qualifying Income. If, however, an MLP in which the Fund invests is not a Qualified Publicly Traded Partnership, the income derived by the Fund from such investment may not be Qualifying Income and, therefore, could adversely affect the Fund’s status as a RIC. The Fund intends to monitor its investments in MLPs to prevent to disqualification of the Fund as a RIC.

If the Fund invests in foreign securities, its income from such securities may be subject to non-U.S. Taxes. The Fund will not be eligible to elect to “pass through” to shareholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

Taxation of Shareholders

Distributions paid by the Fund from its investment company taxable income (as defined above) (together referred to hereinafter as “ordinary income dividends”), whether paid in cash or reinvested in Fund shares, are generally taxable to you as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Certain properly designated distributions may, however, qualify (provided that holding period and other requirements are met by both the Fund and the shareholder) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund’s income consists of dividend income from U.S. corporations or (ii) in the case of individual shareholders, for taxable years beginning on or before December 31, 2012, as qualified dividend income eligible to be taxed at a reduced maximum rate to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. There can be no assurance as to what portion of the Fund’s distributions will qualify for the dividends received deduction or for treatment as qualified dividend income or as to whether the favorable tax treatment for qualified dividend income will be extended by Congress for taxable years beginning after 2012.

Distributions made from net capital gain, which is the excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to a shareholder but retained by the Fund, are taxable to shareholders as long-term capital gains if they have been properly reported by the Fund, regardless of the length of time the shareholder has owned common shares of the Fund. Net long-term capital gain of individuals is generally taxed at a reduced maximum rate. For corporate taxpayers, net long-term capital gain is taxed at ordinary income rates.

If, for any calendar year, the Fund’s total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in the common shares, reducing that basis accordingly. Such distributions exceeding the shareholder’s basis will be treated as gain from the sale or exchange of the shares. When you sell your shares in the Fund, the amount, if any, by which your sales price exceeds your basis in the Fund’s common shares is gain subject to tax. Because a return of capital reduces your basis in the shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the shares, all other things being equal.

Generally, after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions.

The sale or other disposition of common shares of the Fund will generally result in capital gain or loss to shareholders measured by the difference between the sale price and the shareholder’s tax basis in its shares. Generally, a shareholder’s gain or loss will be long-term gain or loss if the shares have been held for more than one year. Any loss upon the sale or exchange of Fund common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain) by the shareholder. Any loss a shareholder realizes on a sale or exchange of common shares of the Fund will be disallowed if the shareholder acquires other common shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the common shares. In such case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, under current law short-term capital gain is taxed at the U.S. federal income tax rates applicable to ordinary income, while long-term capital gain realized before January 1, 2013 is generally taxed at a reduced maximum U.S. federal income tax rate.

Shareholders may be entitled to offset their capital gain distributions with capital losses. There are several provisions of the Code affecting when capital losses may be offset against capital gain, and limiting the use of losses from certain investments and activities. Accordingly, shareholders with capital losses are urged to consult their tax advisors.

An investor should be aware that if Fund common shares are purchased shortly before the record date for any taxable distribution (including a capital gain dividend), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such Fund common shares, in effect resulting in a taxable return of some of the purchase price.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated for U.S. federal income tax purposes as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

In addition, a 3.8% Medicare tax on the net investment income of certain individuals with a modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers) and on the undistributed net investment income of certain estates and trusts for taxable years beginning after December 31, 2012. For these purposes, “net investment income” will generally include interest, dividends, annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of our stock) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Thus, certain of our taxable distributions to shareholders may be subject to the additional tax.

A shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. federal withholding tax at a rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). Actual or deemed distributions of the Fund’s net capital gain to a foreign investor, and gains recognized by a foreign investor upon the sale of the Fund’s common stock, will generally not be subject to U.S. federal withholding or income tax. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisors regarding the tax consequences of investing in the Fund’s common shares.

In addition, withholding at a rate of 30% will be required after December 31, 2013 on dividends in respect of, and after December 31, 2014, on gross proceeds from the sale of, our common stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons. Accordingly, the entity or entities through which our common stock is held will affect the determination of whether such withholding is required. Similarly, withholding at a rate of 30% will be required after December 31, 2013 on dividends in respect of, and after December 31, 2014 on the gross proceeds from the sale of, our common stock held by an investor that is a non-financial non-U.S. entity, unless such entity either (i) certifies to us that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which we will in turn provide to the Secretary of the Treasury. Foreign investors are encouraged to consult with their tax advisors regarding the possible withholding implications of an investment in the Fund’s common shares.

For taxable years of the Fund beginning before January 1, 2012 (and if extended, as has happened in the past, for taxable years covered by such extension), properly designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). There can be no assurance that this provision will be extended. In addition, even if this provision were extended, depending on its circumstances, however, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. Under prior law, in order to qualify for this exemption from withholding, a foreign investor needed to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of common shares held through an intermediary, the intermediary may have withheld even if the Fund designated the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains if the provision is extended.

Backup Withholding

The Fund is required in certain circumstances to withhold, for U.S. federal backup withholding purposes, on taxable dividends or distributions and certain other payments paid to non-exempt holders of the Fund’s common shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, generally their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is generally furnished to the IRS.

The foregoing is a general summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisors regarding U.S. federal, state, local and foreign tax consequences of investing in the Fund.

SERVICE PROVIDERS

Administrator

U.S. Bancorp Fund Services LLC, the Administrator, which is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s administrator pursuant to a fund administration servicing agreement. Pursuant to this agreement, the Administrator provides the Fund with, among other things, compliance oversight, financial reporting oversight and tax reporting. The Fund pays the Administrator a monthly fee computed at an annual rate of 0.09% of the first $100 million of Managed Assets, 0.07% on the next $200 million of Managed Assets and 0.04% on the balance of Managed Assets, subject to a minimum annual fee of $70,000. The Fund will also pay for the Administrator’s out-of-pocket expenses. The Administrator also serves as fund accountant pursuant to a fund accounting servicing agreement.

Custodian

U.S. Bank, National Association (the “Custodian”), Custody Operations, 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian for the Fund pursuant to the Custodian Agreement with the Fund (the “Custodian Agreement”). The Custodian and the Administrator are affiliates of each other. Under the Custodian Agreement, the Custodian will be responsible for, among other things, receipt of and disbursement of funds from the Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

Transfer Agent

U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, has entered into a transfer agent servicing agreement with the Fund. Under this agreement, U.S. Bancorp Fund Services, LLC serves as the Fund’s transfer agent, registrar and dividend disbursing agent.

GENERAL INFORMATION

Additional Information

The Prospectus and this SAI constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act, and the 1940 Act. The Prospectus and this SAI omit certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the common shares offered hereby. Any statements contained in the Prospectus and herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

Control Persons and Principal Holders

Prior to the public offering of the common shares, the Investment Adviser purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act, which requires the Fund to have a net worth of at least $100,000 prior to making a public offering. As of the date of this SAI, the Investment Adviser owned 100% of the Fund’s outstanding common shares and therefore may be deemed to control the Fund until such time as it owns less than 25% of the Fund’s outstanding common shares, which is expected to occur as of the completion of the offering of the common shares. By virtue of his control of the Investment Adviser, Mr. Swank may be deemed to beneficially own the common shares of the Fund held by the Investment Adviser and therefore may be deemed to be a control person of the Fund.

Counsel and Independent Registered Public Accounting Firm

Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, is special counsel to the Fund in connection with the issuance of the common shares.

Ernst & Young LLP, Dallas, Texas, serves as the independent registered public accounting firm of the Fund and will annually render an opinion on the financial statements of the Fund.

Proxy Voting Policy and Procedures and Proxy Voting Record

The Fund has delegated authority to vote proxies to the Investment Adviser, subject to the supervision of the Board of Trustees. Attached hereto as Appendix B is the Proxy Voting Policy which is currently in effect as of the date of this Statement of Additional Information.

The Proxy Voting Policy is subject to change over time and investors seeking the most current copy of the Proxy Voting Policy should go to the Fund’s web site at www.cushingcef.com. The Fund’s most recent proxy voting record for the twelve-month period ended June 30 which has been filed with the SEC will also available without charge on the Fund’s web site at www.cushingfunds.com. The Fund’s proxy voting record is also available without charge on the SEC’s web site at www.sec.gov.

Trustee and Officer Liability

Under the Fund’s Agreement and Declaration of Trust and its Bylaws, and under Delaware law, the Trustees, officers, employees, and certain agents of the Fund are entitled to indemnification under certain circumstances against liabilities, claims, and expenses arising from any threatened, pending, or completed action, suit, or proceeding to which they are made parties by reason of the fact that they are or were such Trustees, officers, employees, or agents of the Fund, subject to the limitations of the 1940 Act that prohibit indemnification that would protect such persons against liabilities to the Fund or its shareholders to which they would otherwise be subject by reason of their own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.

Shareholder Reports

Semiannual financial statements are furnished to shareholders, and annually such financial statements are audited by the Fund’s independent registered public accounting firm.

Code of Ethics

The Fund and the Investment Adviser have adopted a code of ethics under Rule 17j-1 of the 1940 Act. This code permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. This code of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The code of ethics is available on the EDGAR Database on the SEC’s web site (http://www.sec.gov), and copies of this code may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

The Cushing Renaissance Fund:

We have audited the accompanying statement of assets and liabilities, of The Cushing Renaissance Fund (the “Fund”) as of August 15, 2012. This statement of assets and liabilities is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the statement of assets and liabilities based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities, assessing the accounting principles used and significant estimates made by management, and evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of The Cushing Renaissance Fund at August 15, 2012, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Dallas, Texas

August 29, 2012

FINANCIAL STATEMENTS FOR THE FUND

The Cushing® Renaissance Fund

STATEMENT OF ASSETS & LIABILITIES

August 15, 2012

Assets
Cash	$100,000
Receivable from Adviser for organizational costs	51,415
Deferred offering costs	66,207

Total assets	217,622

Liabilities
Payable for organizational costs	51,415
Accrued offering costs	66,207

Total liabilities	117,622

Net assets applicable to common stockholders	$100,000

Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 4,188 shares issued and outstanding (unlimited shares authorized)	$4
Additional paid-in capital	99,996

Net assets applicable to common stockholders	$100,000

Net Asset Value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$23.88

See the accompanying Notes to Statement of Assets and Liabilities

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Notes to Statement of Assets and Liabilities

August 15, 2012

1. Organization

The Cushing® Renaissance Fund (the “Fund”) was formed as a Delaware statutory trust on November 17, 2010, and plans to register as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund is managed by Cushing MLP Asset Management, LP (“Adviser”). The Fund’s investment objective is to seek a high total return with an emphasis on current income. As of August 15, 2012, the Fund has not yet commenced investment operations. The only transaction of the Fund has been the initial sale on August 15, 2012 of 4,188 shares of the Fund to the Adviser, which represented the initial capital at $23.88 per share.

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Organizational Expenses and Offering Costs

The Adviser has agreed to pay the costs related to the Fund’s formation, which amounted to $51,415 as of August 15, 2012.

Deferred offering costs paid by the Fund will be charged as a reduction of additional paid-in capital at the completion of the Fund’s initial public offering (“IPO”). As of August 15, 2012, the amount of deferred offering costs owed by the Fund was $66,207. The Adviser has also agreed to pay certain offering costs to the extent they exceed an amount per share to be determined based on the number of shares sold in the IPO. The Fund will not pay offering costs in excess of $0.05 per share sold in the IPO.

C. Federal Income Taxes

The Fund intends to elect to be treated as, and to qualify each year for special tax treatment afforded to, a regulated investment company (“RIC”) under Subchapter M of the Code. In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and the excess of net short-term capital gain over net long-term capital loss) and its “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss). The Fund intends to distribute at least annually substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

3. Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Adviser. Pursuant to the Agreement, the Fund has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s managed assets during such month. The Adviser has agreed to waive 0.25% of the management fee for the first twelve (12) months of operations. Such waiver may be modified or terminated by the Adviser at any time after such period. No fees have been paid to or are due to the Adviser as of August 15, 2012.

4. Subsequent Events

Management has evaluated subsequent events through the date the statement of assets and liabilities was issued and has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

APPENDIX A: DESCRIPTION OF SECURITIES RATINGS

Standard & Poor’s

A brief description of the applicable Standard & Poor’s rating symbols and their meanings (as published by Standard & Poor’s) follows:

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a statement of fact or recommendation to purchase, sell, or hold a financial obligation or make any investment decisions. Nor is it a comment regarding an issue’s market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CC ‘, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Moody’s Investors Service Inc.

A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:	Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Medium-Term Note Ratings

Moody’s assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

•	Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

•	Notes allowing for negative coupons, or negative principal;

•	Notes containing any provision that could obligate the investor to make any additional payments;

•	Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES

CUSHING MLP ASSET MANAGEMENT, LP

Proxy Voting Policy

Cushing® MLP Asset Management, LP (the “Investment Manager”) serves as the investment adviser and general partner, respectively, of certain investment vehicles and other clients (each a “Client” and collectively, the “Clients”). Through these relationships the Investment Manager is sometimes delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients.

Purpose

The Investment Manager follows this proxy voting policy (the “Policy”) to ensure that proxies the Investment Manager votes, on behalf of each Client, are voted to further the best interest of that Client. The Policy establishes a mechanism to address any conflicts of interests between the Investment Manager and the Client. Further, the Policy establishes how Clients may obtain information on how the proxies have been voted.

Determination of Vote

The Investment Manager determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Investment Manager votes in a manner that the Investment Manager believes reasonably furthers the best interests of the Client and is consistent with the Investment Philosophy as set forth in the relevant investment management documents.

The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Investment Manager will cast votes for these matters on a case-by-case basis. The Investment Manager will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

Resolution of any Conflicts of Interest

If a proxy vote creates a material conflict between the interests of the Investment Manager and a Client, the Investment Manager will resolve the conflict before voting the proxies. The Investment Manager will either disclose the conflict to the Client and obtain a consent or take other steps designed to ensure that a decision to vote the proxy was based on the Investment Manager’s determination of the Client’s best interest and was not the product of the conflict.

Records

The Investment Manager maintains records of (i) all proxy statements and materials the Investment Manager receives on behalf of Clients; (ii) all proxy votes that are made on behalf of the Clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from Clients regarding voting history; and (v) all responses (written and oral) to Clients’ requests. Such records are available to the Clients (and owners of a Client that is an investment vehicle) upon request.

Questions and Requests

This document is a summary of the proxy voting process. Clients may obtain, free of charge, a full copy of the policies and procedures and/or a record of proxy votes. Any questions or requests should be directed to the Investment Manager.